                                                                   Exhibit 10(a)

                                                                  CONFORMED COPY

================================================================================




                        CONSOLIDATED STORES CORPORATION,
                               an Ohio Corporation

                        CONSOLIDATED STORES CORPORATION,
                             a Delaware Corporation

                                  $300,000,000
                         Senior Notes Issuable In Series

                                  $174,000,000
                       7.87% Senior Notes, Series 2001-A,
                           Tranche 1, due May 15, 2005

                                   $15,000,000
                       7.97% Senior Notes, Series 2001-A,
                           Tranche 2, due May 15, 2006

                                   $15,000,000
                       8.07% Senior Notes, Series 2001-A,
                           Tranche 3, due May 15, 2007

                                    ---------

                             NOTE PURCHASE AGREEMENT

                                    ---------


                             Dated as of May 1, 2001

================================================================================
                                                      Tranche 1 PPN: 210149 A# 7
                                                      Tranche 2 PPN: 210149 B* 0
                                                      Tranche 3 PPN: 210149 B@ 8

                                TABLE OF CONTENTS

Section                                                                                                       Page
-------                                                                                                       ----
1.       AUTHORIZATION OF NOTES..................................................................................1
         1.1.     Amount; Establishment of Series................................................................1
         1.2.     The Series 2001-A Notes........................................................................2

2.       SALE AND PURCHASE OF SERIES 2001-A NOTES................................................................3

3.       CLOSING.................................................................................................3

4.       CONDITIONS TO CLOSING...................................................................................3
         4.1.     Representations and Warranties.................................................................3
         4.2.     Performance; No Default........................................................................4
         4.3.     Compliance Certificates........................................................................4
         4.4.     Opinions of Counsel............................................................................4
         4.5.     Purchase Permitted By Applicable Law, etc......................................................4
         4.6.     Sale of Other Series 2001-A Notes..............................................................5
         4.7.     Payment of Special Counsel Fees................................................................5
         4.8.     Private Placement Numbers......................................................................5
         4.9.     Changes in Corporate Structure.................................................................5
         4.10.    Guaranties.....................................................................................5
         4.11.    Proceedings and Documents......................................................................5
         4.12.    Intercreditor Agreement........................................................................5
         4.13.    Credit Agreement...............................................................................6

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................6
         5.1.     Organization; Power and Authority..............................................................6
         5.2.     Authorization, etc.............................................................................6
         5.3.     Disclosure.....................................................................................6
         5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates...............................7
         5.5.     Financial Statements...........................................................................8
         5.6.     Compliance with Laws, Other Instruments, etc...................................................8
         5.7.     Governmental Authorizations, etc...............................................................9
         5.8.     Litigation; Observance of Agreements, Statutes and Orders......................................9
         5.9.     Taxes..........................................................................................9
         5.10.    Title to Property; Leases.....................................................................10
         5.11.    Licenses, Permits, etc........................................................................10
         5.12.    Compliance with ERISA.........................................................................10
         5.13.    Private Offering by the Company...............................................................11
         5.14.    Use of Proceeds; Margin Regulations...........................................................12
         5.15.    Existing Indebtedness; Future Liens...........................................................12

         5.16.    Foreign Assets Control Regulations, etc.......................................................12
         5.17.    Status under Certain Statutes.................................................................13
         5.18.    Environmental Matters.........................................................................13
         5.19.    Solvency of Subsidiary Guarantors.............................................................13

6.       REPRESENTATIONS OF THE PURCHASERS......................................................................14
         6.1.     Purchase for Investment.......................................................................14
         6.2.     Source of Funds...............................................................................14

7.       INFORMATION AS TO COMPANY..............................................................................15
         7.1.     Financial and Business Information............................................................15
         7.2.     Officer's Certificate.........................................................................18
         7.3.     Inspection....................................................................................19

8.       PREPAYMENT OF THE SERIES 2001-A NOTES..................................................................20
         8.1.     No Scheduled Prepayments......................................................................20
         8.2.     Optional Prepayments with Make-Whole Amount...................................................20
         8.3.     Allocation of Partial Prepayments.............................................................20
         8.4.     Maturity; Surrender, etc......................................................................20
         8.5.     Purchase of Notes.............................................................................21
         8.6.     Make-Whole Amount.............................................................................21

9.       AFFIRMATIVE COVENANTS..................................................................................22
         9.1.     Compliance with Law...........................................................................22
         9.2.     Insurance.....................................................................................23
         9.3.     Maintenance of Properties.....................................................................23
         9.4.     Payment of Taxes and Claims...................................................................23
         9.5.     Corporate Existence, etc......................................................................23

10.      NEGATIVE COVENANTS.....................................................................................24
         10.1.    Indebtedness; Priority Debt...................................................................24
         10.2.    Fixed Charge Ratio............................................................................24
         10.3.    Adjusted Consolidated Net Worth...............................................................24
         10.4.    Liens.........................................................................................24
         10.5.    Sale of Assets................................................................................26
         10.6.    Mergers, Consolidations, etc..................................................................27
         10.7.    Disposition of Stock of Restricted Subsidiaries...............................................28
         10.8.    Designation of Unrestricted and Restricted Subsidiaries.......................................29
         10.9.    Nature of Business............................................................................29
         10.10.   Transactions with Affiliates..................................................................29
         10.11.   Guaranties....................................................................................29

11.      EVENTS OF DEFAULT......................................................................................30

12.      REMEDIES ON DEFAULT, ETC...............................................................................32
         12.1.    Acceleration..................................................................................32

         12.2.    Other Remedies................................................................................33
         12.3.    Rescission....................................................................................33
         12.4.    No Waivers or Election of Remedies, Expenses, etc.............................................33

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................34
         13.1.    Registration of Notes.........................................................................34
         13.2.    Transfer and Exchange of Notes................................................................34
         13.3.    Replacement of Notes..........................................................................34

14.      PAYMENTS ON NOTES......................................................................................35
         14.1.    Place of Payment..............................................................................35
         14.2.    Home Office Payment...........................................................................35

15.      EXPENSES, ETC..........................................................................................36
         15.1.    Transaction Expenses..........................................................................36
         15.2.    Survival......................................................................................36

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................36

17.      AMENDMENT AND WAIVER...................................................................................37
         17.1.    Requirements..................................................................................37
         17.2.    Solicitation of Holders of Notes..............................................................37
         17.3.    Binding Effect, etc...........................................................................37
         17.4.    Notes held by Company, etc....................................................................38

18.      NOTICES................................................................................................38

19.      REPRODUCTION OF DOCUMENTS..............................................................................38

20.      CONFIDENTIAL INFORMATION...............................................................................39

21.      SUBSTITUTION OF PURCHASER..............................................................................40

22.      RELEASE OF SUBSIDIARY GUARANTORS.......................................................................40

23.      MISCELLANEOUS..........................................................................................41
         23.1.    Successors and Assigns........................................................................41
         23.2.    Payments Due on Non-Business Days.............................................................41
         23.3.    Severability..................................................................................41
         23.4.    Construction..................................................................................41
         23.5.    Counterparts..................................................................................41
         23.6.    Governing Law.................................................................................41

SCHEDULE A                       --     Information Relating to Purchasers

SCHEDULE B                       --     Defined Terms

SCHEDULE B-1                     --     New York Potential Tax Claim

SCHEDULE 4.9                     --     Changes in Corporate Structure

SCHEDULE 5.3                     --     Disclosure Materials

SCHEDULE 5.4                     --     Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5                     --     Financial Statements

SCHEDULE 5.8                     --     Certain Litigation

SCHEDULE 5.11                    --     Licenses, Permits, etc.

SCHEDULE 5.14                    --     Use of Proceeds

SCHEDULE 5.15                    --     Existing Indebtedness

SCHEDULE 10.4                    --     Existing Liens

EXHIBIT 1.1(a)                   --     Form of Senior Note

EXHIBIT 1.1(b)                   --     Parent Guaranty

EXHIBIT 1.1(c)                   --     Subsidiary Guaranty

EXHIBIT 1.1(d)                   --     Form of Supplement

EXHIBIT 1.2(a)                   --     Form of Series 2001-A, Tranche 1, Senior Note

EXHIBIT 1.2(b)                   --     Form of Series 2001-A, Tranche 2, Senior Note

EXHIBIT 1.2(c)                   --     Form of Series 2001-A, Tranche 3, Senior Note

EXHIBIT 4.4(a)                   --     Form of Opinion of Counsel to the Company

EXHIBIT 4.4(b)                   --     Form of Opinion of Special Counsel to the Purchasers

                        CONSOLIDATED STORES CORPORATION,
                               an Ohio Corporation
                        CONSOLIDATED STORES CORPORATION,
                             a Delaware Corporation
                                300 Phillipi Road
                              Columbus, Ohio 43228
                                 (614) 278-6800
                               Fax: (614) 278-6622


                                  $300,000,000
                         Senior Notes Issuable In Series

   $174,000,000 7.87% Senior Notes, Series 2001-A, Tranche 1, due May 15, 2005
   $15,000,000 7.97% Senior Notes, Series 2001-A, Tranche 2, due May 15, 2006
   $15,000,000 8.07% Senior Notes, Series 2001-A, Tranche 3, due May 15, 2007

                                                         Dated as of May 1, 2001

TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

                  CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Company"), and CONSOLIDATED STORES CORPORATION, a Delaware corporation (the "Parent"), agree with you as follows:

1.       AUTHORIZATION OF NOTES.

1.1.     AMOUNT; ESTABLISHMENT OF SERIES.

                  The Company is contemplating the issue and sale of up to $300,000,000 aggregate principal amount of its Senior Notes issuable in series (the "Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes will be substantially in the form set out in Exhibit 1.1(a), with such changes therefrom, if any, as may be approved by the purchasers of such Notes, or series thereof, and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes may be issued in one or more series. The Notes will be guaranteed (i) by the Parent pursuant to a guaranty in substantially the form of Exhibit 1.1(b) (the "Parent Guaranty") and (ii) subject to Section 22, each Subsidiary that is now or in the future becomes a guarantor of Indebtedness owed to banks under the Credit Agreement (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") pursuant to a guaranty in substantially the form of Exhibit 1.1(c) (the "Subsidiary Guaranty," and, together with the Parent Guaranty, the "Guaranties"). Each series of Notes, other than the initial series, will be issued pursuant to a supplement to this Agreement (a "Supplement") in substantially the form of Exhibit 1.1(d), and will be subject to the following terms and conditions:

                  (a) the designation of each series of Notes shall distinguish the Notes of one series from the Notes of all other series;

                  (b) the Notes of each series shall rank pari passu with each other series of the Notes and with the Company's other outstanding senior unsecured Indebtedness;

                  (c) each series of Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory prepayments on the dates and with the Make-Whole Amounts, if any, as are provided in the Supplement under which such Notes are issued, and shall have such additional or different conditions precedent to closing and such additional or different representations and warranties or, subject to Section 1.1(d), other terms and provisions as shall be specified in such Supplement;

                  (d) except to the extent provided in foregoing clause (c), all of the provisions of this Agreement shall apply to the Notes of each series; and

                  (e) the issuance of any subsequent series of Notes shall not dilute or otherwise affect the relative priority or other rights of the holders of the Series 2001-A Notes or in any way affect the percentages of Series 2001-A Notes required to approve an amendment or effectuate a waiver under the provisions of Section 17 or the percentages of Series 2001-A Notes required to accelerate the Series 2001-A Notes or rescind such an acceleration under the provisions of Section 12.1 or 12.3.

The Purchasers of the Series 2001-A Notes need not purchase subsequent series of Notes.

1.2.     THE SERIES 2001-A NOTES.

                  The Company has authorized, as the initial series of Notes hereunder, the issue and sale of $204,000,000 aggregate principal amount of Notes to be designated as its "Series 2001-A Notes" (such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 2001-A Notes will consist of $174,000,000 aggregate principal amount of 7.87% Senior Notes, Series 2001-A, Tranche 1, due May 15, 2005 (the "Series 2001-A, Tranche 1, Notes"), $15,000,000 aggregate principal amount of 7.97% Senior Notes, Series 2001-A, Tranche 2, due May 15, 2006 (the "Series 2001-A, Tranche 2, Notes") and $15,000,000 aggregate principal amount of Notes 8.07% Senior Notes, Series 2001-A, Tranche 3, due May 15, 2007 (the "Series 2001-A, Tranche 3, Notes"). The Series 2001-A Notes shall be substantially in the forms set out in Exhibits 1.2(a), 1.2(b) and 1.2(c), respectively, with such changes therefrom, if any, as may be approved by you and the Company. For purposes of Sections 8.2 and 8.3, the Series 2001-A Notes will be treated as single series.

2.       SALE AND PURCHASE OF SERIES 2001-A NOTES.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 2001-A Notes in the tranche and principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.       CLOSING.

                  The sale and purchase of the Series 2001-A Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on May 8, 2001 or on such other Business Day thereafter on or prior to May 30, 2001 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Series 2001-A Notes to be purchased by you in the form of a single Series 2001-A Note (or such greater number of Series 2001-A Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 801871009, at National City Bank, 155 East Broad Street, Columbus, Ohio 43251, ABA #041000124. If at the Closing the Company shall fail to tender such Series 2001-A Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

                  Your obligation to purchase and pay for the Series 2001-A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Parent and the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.     PERFORMANCE; NO DEFAULT.

                  The Parent and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Series 2001-A Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Parent or the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1 through 10.11 had such Sections applied since such date.

4.3.     COMPLIANCE CERTIFICATES.

                  (a) OFFICER'S CERTIFICATE. The Parent and the Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) SECRETARY'S CERTIFICATE. The Parent and the Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2001-A Notes and the Agreement.

4.4.     OPINIONS OF COUNSEL.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Vorys, Sater, Seymour and Pease LLP, special counsel for the Parent and the Company, and from General Counsel for the Parent, the Company and the Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of the Closing your purchase of Series 2001-A Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.     SALE OF OTHER SERIES 2001-A NOTES.

                  Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Series 2001-A Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.     PRIVATE PLACEMENT NUMBERS.

                  Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Series 2001-A Notes by Gardner, Carton & Douglas.

4.9.     CHANGES IN CORPORATE STRUCTURE.

                  Except as specified in Schedule 4.9, neither the Parent nor the Company shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.    GUARANTIES.

                  The Parent shall have executed and delivered the Parent Guaranty and each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty.

4.11.    PROCEEDINGS AND DOCUMENTS.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.12.    INTERCREDITOR AGREEMENT.

                  You and the Other Purchasers shall have entered into an Intercreditor Agreement (the "Intercreditor Agreement"), on terms reasonably satisfactory to you and your special counsel, with the banks party to the Credit Agreement.

4.13.    CREDIT AGREEMENT.

                  The Company shall have entered into the Credit Agreement, which Credit Agreement shall be on terms reasonably satisfactory to you and your special counsel.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Each of the Company and the Parent represents and warrants to you that:

5.1.     ORGANIZATION; POWER AND AUTHORITY.

                  Each of the Company and the Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Parent has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Parent Guaranty (in the case of the Parent) and the Series 2001-A Notes (in the case of the Company) and to perform the provisions hereof and thereof.

5.2.     AUTHORIZATION, ETC.

                  This Agreement and the Series 2001-A Notes have been duly authorized by all necessary corporate action on the part of the Company and, in the case of the Agreement, by the Parent, and this Agreement constitutes, and upon execution and delivery thereof each Series 2001-A Note will constitute, a legal, valid and binding obligation of the Company and, in the case of the Agreement, of the Parent, enforceable against the Company or the Parent, as the case may be, in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  The Guaranties have been duly authorized by all necessary corporate action on the part of the Parent or each Subsidiary Guarantor, as the case may be, and upon execution and delivery thereof will constitute the legal, valid and binding obligation of the Parent and each Subsidiary Guarantor, enforceable against the Parent or each Subsidiary Guarantor, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     DISCLOSURE.

                  The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated April 2001 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business of the Parent and its Subsidiaries, including the Company, taken as a whole. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Parent in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents identified therein, or in the financial statements listed in Schedule 5.5, since February 3, 2001, there has been no change in the financial condition, operations, business or properties of the Parent or any Subsidiary, including the Company, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Parent that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Parent specifically for use in connection with the transactions contemplated hereby.

5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Parent's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, whether such Subsidiary is a Restricted Subsidiary, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary, including the Company (ii) of the Parent's Affiliates, other than Subsidiaries, and (iii) of the Parent's and the Company's directors and executive officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries, including the Company, have been validly issued, are fully paid and nonassessable and are owned by the Parent or another Subsidiary, including the Company, free and clear of any Lien (except as otherwise permitted by Section 10.4). All of the outstanding shares of capital stock or similar equity interests of the Company have been validly issued, are fully paid and nonassessable and are owned by the Parent free and clear of any Lien.

                  (c) Each Subsidiary of the Parent identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary of the Parent is a party to, or otherwise subject to any legal restriction or any Material agreement (other than this Agreement, the Credit Agreement, the agreements listed on Schedule
         5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent or any of its Subsidiaries, including the Company, that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.     FINANCIAL STATEMENTS.

                  The Parent has delivered to you and each Other Purchaser copies of the financial statements of the Parent and its Subsidiaries, including the Company, listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries, including the Company, as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

                  The execution, delivery and performance by the Company and the Parent of this Agreement and by the Company of the Series 2001-A Notes will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or any Subsidiary, including the Company, under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Parent or any Subsidiary, including the Company, is bound or by which any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Subsidiary, including the Company, or (iii) violate any provision of any Material statute or other rule or regulation of any Governmental Authority applicable to the Parent or any Subsidiary, including the Company.

                  The execution, delivery and performance by each of the Parent and each Subsidiary Guarantor of the Guaranty to which it is a party will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or such Subsidiary Guarantor under, any agreement, or corporate charter or by-laws, to which the Parent or such Subsidiary Guarantor is bound or by which the Parent or such Subsidiary Guarantor or any of their properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the

Parent or such Subsidiary Guarantor or (iii) violate any provision of any Material statute or other rule or regulation of any Governmental Authority applicable to the Parent or such Subsidiary Guarantor.

5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series 2001-A Notes or the execution, delivery or performance by the Parent of this Agreement or the Parent Guaranty or by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8.     LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Parent or the Company, threatened against or affecting the Parent or any Subsidiary, including the Company, or any property of the Parent or any Subsidiary, including the Company, in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Parent nor any Subsidiary, including the Company, is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.     TAXES.

                  The Parent and each Subsidiary, including the Company, have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material, (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent or a Subsidiary, including the Company, as the case may be, has established adequate reserves in accordance with GAAP, or (iii) related to the New York Potential Tax Claim, which if determined adversely could not reasonably be expected to have a Material Adverse Effect. Neither the Parent nor the Company knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent, the Company and the Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate under GAAP. The federal income tax liabilities of the Parent and its Subsidiaries, including the Company, have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended January 29, 1994.

5.10.    TITLE TO PROPERTY; LEASES.

                  The Parent and its Subsidiaries, including the Company, have good and sufficient title to the properties that they own and that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent or any Subsidiary, including the Company, after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.    LICENSES, PERMITS, ETC.

                  Except as disclosed in Schedule 5.11,

                  (a) the Parent and its Subsidiaries, including the Company, own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known material conflict with the rights of others;

                  (b) to the knowledge of the Parent and the Company, no product of the Parent or any Subsidiary, including the Company, infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the knowledge of the Parent and the Company, there is no Material violation by any Person of any right of the Parent or any of its Subsidiaries, including the Company, with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Parent or any of its Subsidiaries, including the Company.

5.12.    COMPLIANCE WITH ERISA.

                  (a) The Parent and each ERISA Affiliate, including the Company, have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Parent nor any ERISA Affiliate, including the Company, has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Parent or any ERISA Affiliate, including the Company, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate, including the Company, in either case pursuant to Title I or IV of

         ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions used to determine the actuarial accrued liability on an on-going funding basis in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                  (c) The Parent and its ERISA Affiliates, including the Company, have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that have not been paid, or if contingent, that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Parent's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, as amended by Financial Accounting Standards Board Statement No. 132, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries, including the Company, is not Material or has been disclosed in the most recent audited consolidated financial statements of the Parent.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Series 2001-A Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Parent and the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
         Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2001-A Notes to be purchased by you.

5.13.    PRIVATE OFFERING BY THE COMPANY.

                  None of the Parent, the Company or anyone acting on their behalf has offered the Series 2001-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Series 2001-A Notes at a private sale for investment. None of the Parent, the Company or anyone acting on their behalf has taken, or will take, any action that could subject the issuance or sale of the Series 2001-A Notes to the registration requirements of section 5 of the Securities Act.

5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

                  The Company will apply the proceeds of the sale of the Series 2001-A Notes to general corporate purposes, including to repay or refinance Indebtedness of the Company and Subsidiaries of the Company as set forth in
Schedule 5.14. No part of the proceeds from the sale of the Series 2001-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Parent and its Subsidiaries, including the Company, and neither the Parent nor the Company has any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15.    EXISTING INDEBTEDNESS; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries, including the Company, as of February 3, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent and its Subsidiaries, including the Company. Neither the Parent nor any Subsidiary, including the Company, is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent or such Subsidiary, including the Company, that is outstanding in an aggregate principal amount in excess of $10,000,000 and no event or condition exists with respect to any Indebtedness of the Parent or any Subsidiary, including the Company that is outstanding in an aggregate principal amount in excess of $10,000,000 and that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Parent nor any Subsidiary, including the Company, has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Series 2001-A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    STATUS UNDER CERTAIN STATUTES.

                  Neither the Parent nor any Subsidiary, including the Company, is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.    ENVIRONMENTAL MATTERS.

                  Neither the Parent nor any Subsidiary, including the Company, has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Parent or any of its Subsidiaries, including the Company, or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Parent nor any Subsidiary, including the Company, has knowledge of any facts that would give rise to any liability, public or private, for violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Parent nor any Subsidiary, including the Company, has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Parent or any of its Subsidiaries, including the Company, are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.    SOLVENCY OF SUBSIDIARY GUARANTORS.

                  After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1.     PURCHASE FOR INVESTMENT.

                  You represent that (i) you are an "accredited investor" as defined in Rule 501(a) under the Securities Act and (ii) you are purchasing the Series 2001-A Notes to be purchased by you for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Series 2001-A Notes to be purchased by you have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2001-A Notes.

6.2.     SOURCE OF FUNDS.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Series 2001-A Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1.     FINANCIAL AND BUSINESS INFORMATION

                  The Parent will deliver to each holder of Notes that is an Institutional Investor:

                  (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Parent and
                  its Subsidiaries, including the Company, as at the end of such quarter, and

                           (ii) consolidated statements of income of the Parent,
                  and its Subsidiaries, including the Company, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

                           (iii) consolidated statements of cash flows of the
                  Parent and its Subsidiaries, including the Company, for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the Parent and its Subsidiaries, including the Company, as of the specified dates being reported on and their consolidated results of operations and cash flows for the respective periods specified, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) ANNUAL STATEMENTS -- within 120 days after the end of each fiscal year of the Parent, duplicate copies of,

                           (i) a consolidated balance sheet of the Parent and
                  its Subsidiaries, including the Company, as at the end of such year, and

                           (ii) consolidated statements of income, changes in
                  equity and cash flows of the Parent and its Subsidiaries, including the Company, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Parent and its Subsidiaries, including the Company, as of the specified dates being reported upon and their consolidated results of operations and cash flows for the respective periods specified and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent's Annual Report on Form 10-K for such fiscal year (or the Parent's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with such accountant's opinion, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) UNRESTRICTED SUBSIDIARIES -- if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Parent and its Subsidiaries, including the Company, reflected in the balance sheet included in such financial statements or (ii) the consolidated net sales of the Parent and its Subsidiaries, including the Company, reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Parent and its Subsidiaries, including the Company, certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on as of the date specified and their results of operations and cash flows for the periods specified, subject, in the case of financial statements delivered pursuant to Section 7.1(a), to changes resulting from year-end adjustments;

                  (d) SEC AND OTHER REPORTS -- promptly upon their becoming available, one copy of each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto containing information of a financial nature filed by the Parent or any Restricted Subsidiary, including the Company, with the Securities and Exchange Commission and of all press releases and other statements concerning a Material development made available generally by the Parent or any Restricted Subsidiary to the public;

                  (e) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Parent is taking or proposes to take with respect thereto;

                  (f) ERISA MATTERS -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate, including the Company, proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent or any ERISA Affiliate, including the Company, of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Parent or any ERISA Affiliate, including the Company, pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA

                  Affiliate, including the Company, pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (g) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days after a Responsible Officer becoming aware thereof, copies of any notice to the Parent, the Company or any Restricted Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (h) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent or the Company or any of its Subsidiaries or relating to the ability of any of them to perform its obligations hereunder and under the Notes or any Guaranty as from time to time may be reasonably requested by any such holder of Notes that is an Institutional Investor; and

                  (i) SUPPLEMENTS TO AGREEMENT -- in the event an additional series of Notes is, or is proposed to be, issued under this Agreement, promptly, and in any event within 10 Business Days after execution and delivery thereof, a true copy of the Supplement pursuant to which such Notes are to be, or were, issued.

7.2.     OFFICER'S CERTIFICATE.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Parent was in compliance with the requirements of Section 10.1 through Section 10.7, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) EVENT OF DEFAULT -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent and its Restricted Subsidiaries, including the Company, from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Parent, the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent or the Company shall have taken or proposes to take with respect thereto.

7.3.     INSPECTION.

                  The Parent and the Company will permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Parent or the Company, to discuss the affairs, finances and accounts of the Parent and the Company and its Restricted Subsidiaries with the Parent's and the Company's officers and (with the consent of the Parent and the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times during and as often (but not more than twice by any holder of a Note in any calendar year) as may be reasonably requested in writing; and

                  (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Parent, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Parent and the Company authorize said accountants to discuss the affairs, finances and accounts of the Parent and the Company and its Subsidiaries), all at such times and as often as may be requested.

Prior to or concurrently with any inspection pursuant to this Section 7, the holder, if requested by the Company, shall have entered into a confidentiality agreement with the Company, reasonably satisfactory to it and the Company, so as to avoid any disclosure obligation on the Company under Regulation FD under the Exchange Act.

8.       PREPAYMENT OF THE SERIES 2001-A NOTES.

8.1.     NO SCHEDULED PREPAYMENTS.

                  No regularly scheduled prepayments are due on the Series 2001-A Notes prior to their stated maturity.

8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

                  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series (treating the Series 2001-A Notes as a single series) in an amount not less than $2,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     ALLOCATION OF PARTIAL PREPAYMENTS.

                  In the case of each partial prepayment of the Notes, the principal amount of the Notes of the series to be prepaid (treating the Series 2001-A Notes as a single series) shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.     MATURITY; SURRENDER, ETC.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.     PURCHASE OF NOTES.

                  The Parent and the Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.     MAKE-WHOLE AMOUNT.

                  The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes in question, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                  Each of the Parent and the Company covenants that so long as any of the Notes are outstanding:

9.1.     COMPLIANCE WITH LAW.

                  The Parent and the Company will, and will cause each other Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.     INSURANCE.

                  The Parent and the Company will, and will cause each other Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.     MAINTENANCE OF PROPERTIES.

                  The Parent and the Company will, and will cause each Restricted Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Parent, the Company or any other Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.     PAYMENT OF TAXES AND CLAIMS.

                  The Parent and the Company will, and will cause each other Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent or any Subsidiary, including the Company, provided that neither the Parent nor any Subsidiary, including the Company, need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Parent, or such Subsidiary, including the Company, on a timely basis in good faith and in appropriate proceedings, and the Parent or a Subsidiary, including the Company, has established adequate reserves therefor in accordance with GAAP on the books of the Parent or such Subsidiary, including the Company, or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.     CORPORATE EXISTENCE, ETC.

                  Subject to Section 10.6 and to the Migration, each of the Parent and the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Parent and the Company will at all times preserve and keep in full force and effect the corporate existence of each other Restricted Subsidiary (unless merged into the Parent or a Restricted Subsidiary) and all rights and franchises of the Parent and its Restricted Subsidiaries, including the Company, unless, in the good faith judgment of the Parent, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10.      NEGATIVE COVENANTS.

                  Each of the Parent and the Company covenants that so long as any of the Notes are outstanding:

10.1.    INDEBTEDNESS; PRIORITY DEBT.

                  The Parent will not permit at any time:

                  (a) the ratio of Consolidated Senior Debt (as of any date of determination) to EBITDAR (for the Company's then most recently completed four fiscal quarters) to be greater than 3.5 to 1.0; or

                  (b) Priority Debt to exceed 15% of Consolidated Net Worth.

10.2.    FIXED CHARGE RATIO

                  The Parent will not permit the ratio (calculated as of the end of each fiscal quarter) of EBITDAR to Fixed Charges for the period of four quarters ending as of the last day of each fiscal quarter to be less than 1.5 to 1.0.

10.3.    ADJUSTED CONSOLIDATED NET WORTH.

                  The Company will not permit Consolidated Net Worth at any time to be less than (i) $800,000,000 plus (ii) the cumulative sum of 50% of Consolidated Net Income (but only if a positive number) for each fiscal quarter ending after March 31, 2001.

10.4.    LIENS.

                  The Parent and the Company will not, and will not permit any other Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired (unless, concurrently with the incurrence, assumption or creation of such Lien, the Parent and the Company make, or cause to be made, effective provision whereby the Notes are equally and ratably secured by a Lien on the same property or assets, including the execution of an intercreditor agreement, in form satisfactory to holders of the Notes, between such holders and the holders of other Indebtedness secured by a Lien on such property), except:

                  (a) Liens for taxes, assessments or governmental charges not then due and payable or the nonpayment of which is permitted by Section 9.4;

                  (b) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', lessors', carriers', warehousemen's, mechanics', materialmen's and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

                  (c) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

                  (d) Liens securing Indebtedness of a Restricted Subsidiary to the Parent or to another Restricted Subsidiary, including the Company;

                  (e) Liens existing on property or assets of the Parent or any Restricted Subsidiary, including the Company, as of the date of this Agreement that are described in Schedule 10.4;

                  (f) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property, minor survey exceptions and defects in title incidental to the ownership of property or assets or to the ordinary conduct of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto;

                  (g) Liens of a consignor of merchandise to the Parent or a Restricted Subsidiary, including the Company, on such consignor's merchandise and Liens of lessors of equipment to the Parent or a Restricted Subsidiary, including the Company, on such lessor's leased equipment;

                  (h) Liens (i) existing on property at the time of its acquisition by the Parent or a Restricted Subsidiary, including the Company, and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Parent or a Restricted Subsidiary, including the Company; or (ii) on property created contemporaneously with its acquisition or construction or within 365 days of the acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property after the date of Closing; or
         (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Parent or a Restricted Subsidiary, including the Company, and not created in contemplation thereof; provided that, in the case of clauses (i), (ii) and (iii), such Liens do not extend to additional property of the Parent or any Restricted Subsidiary, including the Company, and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of the cost of acquisition or construction or the fair market value (as determined in good faith by one or more officers to whom authority to enter into the transaction has been delegated by the Board of Directors of the Parent) of the property subject thereto;

                  (i) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (d), (e), (g) and (h), provided that
         (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

                  (j) additional Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (i) above, provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, Priority Debt does not exceed 15% of Consolidated Net Worth.

10.5.    SALE OF ASSETS.

                  Except as permitted by Section 10.6, the Parent and the Company will not, and will not permit any other Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Restricted Subsidiaries, in one or more transactions, to any Person, other than (a) Dispositions in the ordinary course of business, (b) Dispositions by the Parent or the Company to a Restricted Subsidiary, including the Company, or by a Restricted Subsidiary to the Parent or another Restricted Subsidiary, including the Company, or (c) Dispositions not otherwise permitted by this Section 10.5, provided that the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.5(c) does not exceed 10% of Consolidated Total Assets as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Parent and the Company may, or may permit any other Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (c) of the preceding sentence to the extent that (x) such assets are leased back by the Parent or any Restricted Subsidiary, including the Company, as lessee, within 365 days of the original acquisition or construction thereof by the Parent or such Restricted Subsidiary, including the Company, or (y) the net proceeds from such Disposition are within 365 days of such Disposition (A) reinvested in productive assets by the parent or a Restricted Subsidiary, including the Company, consistent with Section 10.9 or (B) applied to the payment or prepayment of any outstanding Senior Debt of the Parent or any Restricted Subsidiary, including the Company. For purposes of clause (B), the Company shall offer to prepay (not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with such other Senior Debt at a price of 100% of the principal amount of the Notes to be prepaid (without any Make-Whole Amount) together with interest accrued to the date of prepayment; provided that if any holder of the Notes declines such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer. A failure by a holder of Notes to respond in writing not later than 10 days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.5 shall be deemed to constitute a rejection of such offer by such holder.

10.6.    MERGERS, CONSOLIDATIONS, ETC.

                  The Parent and the Company will not, and will not permit any other Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

                  (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease of all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (y) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                           (ii) immediately before and after giving effect to
                  such transaction, no Default or Event of Default shall exist;

                  (b) the Parent may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease of all or substantially all of the assets of the Parent as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent is not such corporation, such corporation (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Parent Guaranty and (y) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                           (ii) immediately before and after giving effect to
                  such transaction, no Default or Event of Default shall exist; and

                  (c) any Restricted Subsidiary other than the Company may (x) merge into the Parent or the Company (provided that the Parent or the Company is the surviving corporation) or another Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Parent or another Restricted Subsidiary, including the Company, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.5 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses
         (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

Anything in this Section 10.6 to the contrary notwithstanding, the Parent may effect the Migration. No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Parent or the Company shall have the effect of releasing the Parent or the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement, the Notes or the Parent Guaranty, as the case may be.

10.7.    DISPOSITION OF STOCK OF RESTRICTED SUBSIDIARIES.

                  The Parent and the Company (i) will not permit any Restricted Subsidiary, including the Company, to issue its capital stock, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Parent, the Company or another Wholly Owned Restricted Subsidiary or any Person that, at the time of creation thereof, was the minority owner of such Restricted Subsidiary, and (ii) will not, and will not permit any other Restricted Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of a Restricted Subsidiary if such sale would be prohibited by Section 10.5. If a Restricted Subsidiary at any time ceases to be such as a result of a sale or issuance of its capital stock, any Liens on property of the Parent or any other Restricted Subsidiary, including the Company, securing Indebtedness owed to such Restricted Subsidiary, which is not contemporaneously repaid, together with such Indebtedness, shall be deemed to have been incurred by the Parent or such other Restricted Subsidiary, including the Company, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.8.    DESIGNATION OF UNRESTRICTED AND RESTRICTED SUBSIDIARIES.

                  The Parent may designate any Restricted Subsidiary other than the Company or a Subsidiary Guarantor as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that,

                  (a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made;

                  (b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made;

                  (c) the Parent may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless: (i) such Restricted Subsidiary does not own, directly or indirectly, any Indebtedness or capital stock of the Company or any other Restricted Subsidiary, (ii) such designation, considered as a sale of assets, is permitted pursuant to Sections 10.5 through 10.7, inclusive, and (iii) immediately before and after such designation there exists no Default or Event of Default; and

                  (d) each Subsidiary Guarantor must be designated a Restricted Subsidiary.

10.9.    NATURE OF BUSINESS.

                  The Parent and the Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent and the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent and the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

10.10.   TRANSACTIONS WITH AFFILIATES.

                  The Parent and the Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent, the Company or another Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's and such Subsidiary's business and upon fair and reasonable terms no less favorable to the Parent, the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.11.   GUARANTIES.

                  The Parent and the Company will not permit any Subsidiary to become, and the Parent will not become, a guarantor of Indebtedness owed to banks under the Credit Agreement or to directly or indirectly guarantee any of the Company's or the Parent's Indebtedness or other obligations unless such Subsidiary or the Parent, as the case may be, is, or concurrently therewith becomes, a party to the Subsidiary Guaranty or the Parent Guaranty, as appropriate.

11.      EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Parent or the Company defaults in the performance of or compliance with any term contained in Sections 7.1(e) or Sections
         10.1 through 10.11; or

                  (d) the Parent or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                  (e) any representation or warranty made in writing by or on behalf of the Parent, the Company or any Subsidiary Guarantor or by any officer of any of them in this

         Agreement, the Parent Guaranty or the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Parent, the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest aggregating $1,000,000 or more on any Indebtedness that is outstanding in an aggregate principal amount in excess of 2% of Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Parent) beyond any period of grace provided with respect thereto or
         (ii) the Parent, the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of 2% of Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Parent) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) the Parent, the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
         (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent, the Company or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Company or any Restricted Subsidiary, or any such petition shall be filed against the Parent, the Company or any Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating 2% or more of Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Parent) are rendered against one or more of the Parent, the Company and any Restricted Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent or any ERISA Affiliate, including the Company, that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall equal or exceed 2% of Consolidated Net Worth (as of the end of the most recently completed fiscal period of the Parent), (iv) the Parent or any ERISA Affiliate, including the Company, shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Parent or any ERISA Affiliate, including the Company, withdraws from any Multiemployer Plan, or (vi) the Parent or any Subsidiary, including the Company, establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent or any Subsidiary, including the Company, thereunder; and any such event or events described in clauses
         (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect;

                  (k) the Parent or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Parent Guaranty or the Subsidiary Guaranty or either of the Guaranties ceases to be in full force and effect as a result of acts taken by the Company, the Parent or any Subsidiary Guarantor, as the case may be, except as provided in Section 22 as to the Subsidiary Guaranty, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Parent, the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1.    ACCELERATION.

                  (a) If an Event of Default with respect to the Parent or the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Series 2001-A Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Series 2001-A Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all Series 2001-A Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Series 2001-A Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Series 2001-A Notes held by it or them to be immediately due and payable.

                  Upon any Series 2001-A Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Series 2001-A Notes will forthwith mature and the entire unpaid principal amount of such Series 2001-A Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Series 2001-A Note has the right to maintain its investment in the Series 2001-A Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Series 2001-A Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.    OTHER REMEDIES.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.    RESCISSION.

                  At any time after any Series 2001-A Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Series 2001-A Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Series 2001-A Notes, all principal of and Make-Whole Amount, if any, on any Series 2001-A Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Series 2001-A Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Series 2001-A Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    REGISTRATION OF NOTES.

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.    TRANSFER AND EXCHANGE OF NOTES.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver within five Business Days, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series and tranche in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note established for such series. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.2.

13.3.    REPLACEMENT OF NOTES.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note that is an Institutional Investor with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver within five Business Days, in lieu thereof, a new Note of the same series and tranche, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    PLACE OF PAYMENT.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.    HOME OFFICE PAYMENT.

                  So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.      EXPENSES, ETC.

15.1.    TRANSACTION EXPENSES.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of special counsel (but only one in connection with the transaction contemplated hereby) and, if reasonably required, local or other special counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty or the Intercreditor Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Parent Guaranty, the Subsidiary Guaranty or the Intercreditor Agreement or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    SURVIVAL.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Company pursuant to this Agreement shall be deemed representations and warranties of the Parent and the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1.    REQUIREMENTS.

                  This Agreement (as it pertains to the Series 2001-A Notes) and the Series 2001-A Notes may be amended, and the observance of any term hereof or of the Series 2001-A Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Series 2001-A Note at the time outstanding affected thereby,
(i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Series 2001-A Notes, (ii) change the percentage of the principal amount of the Series 2001-A Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) SOLICITATION. The Company will provide each holder of the Series 2001-A Notes (irrespective of the amount of Series 2001-A Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of this Agreement (as it pertains to the Series 2001-A Notes) or of the Series 2001-A Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Series 2001-A Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Series 2001-A Notes.

                  (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Series 2001-A Notes as consideration for or as an inducement to the entering into by any holder of Series 2001-A Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Series 2001-A Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    BINDING EFFECT, ETC.

                  Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Series 2001-A Notes and is binding upon them and upon each future holder of any Series 2001-A Note and upon the Company without regard to whether such Series 2001-A Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Series 2001-A Note nor any delay in exercising any rights hereunder or under any Series 2001-A Note shall operate as a waiver of any rights of any holder of such Series 2001-A Note. As used herein, the term "this Agreement" or "the Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

NOTES HELD BY COMPANY, ETC.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Parent or the Company, to the Parent or the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Parent or the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including
(a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Parent and the Company agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Parent or the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Parent or any Subsidiary, including the Company, in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Parent or such Subsidiary, including the Company, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Parent or any Subsidiary, including the Company, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Parent or the Company (if such Person has agreed in writing prior to its receipt of such

Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Parent or the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Parent and the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      RELEASE OF SUBSIDIARY GUARANTORS.

                  You and each subsequent holder of a Note agree that automatically and without further action by you or any other holder of a Note that each Subsidiary Guarantor shall be released from the Subsidiary Guaranty
(i) if such Subsidiary Guarantor ceases to be such as a result of a Disposition permitted by Sections 10.5 or 10.6 or (ii) at such time as the banks party to the Credit Agreement release such Subsidiary Guarantor from the Bank Guarantee; provided, however, that such Subsidiary Guarantor shall not be released from the Subsidiary Guaranty under the circumstances contemplated by clause (ii), if (A) a Default or Event of Default has occurred and is continuing, (B) such Subsidiary Guarantor is to become a borrower under the Credit Agreement or (C) such release is part of a plan of financing that contemplates such

Subsidiary Guarantor guaranteeing any other Indebtedness of the Company. The release of any Subsidiary Guarantor from the Subsidiary Guaranty is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that none of the circumstances described in clauses (A), (B) and
(C) above are true.

23.      MISCELLANEOUS.

23.1.    SUCCESSORS AND ASSIGNS.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3.    SEVERABILITY.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4.    CONSTRUCTION.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5.    COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6.    GOVERNING LAW.

                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23.7.    INTERCREDITOR AGREEMENT.

                  Each holder of a Note agrees to execute a counterpart of or otherwise become a party to the Intercreditor Agreement and to be bound thereby.

                                *   *   *   *   *

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement among you, the Parent and the Company.

                             Very truly yours,

                             CONSOLIDATED STORES CORPORATION,
                               an Ohio Corporation

                             By:       /s/ Albert J. Bell
                                 -----------------------------------------------
                             Name:         Albert J. Bell
                                  ----------------------------------------------
                             Title: Vice Chairman & Chief Administrative Officer
                                    --------------------------------------------

                             CONSOLIDATED STORES CORPORATION,
                               a Delaware Corporation

                             By:       /s/ Albert J. Bell
                                 -----------------------------------------------
                             Name:        Albert J. Bell
                                  ----------------------------------------------
                             Title: Vice Chairman & Chief Administrative Officer
                                    --------------------------------------------

The foregoing is agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By:      /s/ Patricia W. Wilson
   -----------------------------------------
Name:    Patricia W. Wilson
     ---------------------------------------
Title:
      --------------------------------------

By:      /s/ Daniel C. Leimbach
   -----------------------------------------
Name:    Daniel D. Leimbach
     ---------------------------------------
Title:
      --------------------------------------
     Authorized Signatories

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:      /s/ Mark E. Dunn
   -------------------------------
Name:    Mark E. Dunn
     -----------------------------
Title:   Vice President
      ----------------------------

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By:      /s/ Morian C. Mooers
    ------------------------------
Name:    Morian C. Mooers
     -----------------------------
Title:   Investment Officer
      ----------------------------

GE EDISON LIFE INSURANCE COMPANY

By:      /s/ Hiroyuki Kimoto
    -------------------------------
Name:    Hiroyuki Kimoto
     ------------------------------
Title:   General Manager Securities
      -----------------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:      CIGNA Investments, Inc. (authorized
         agent)

     By:      /s/ Stephen H. Wilson
         -----------------------------
     Name:    Stephen H. Wilson
          ----------------------------
     Title:   Managing Director
           ---------------------------

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:      CIGNA Investments, Inc. (authorized
         agent)

     By:     /s/ Stephen H. Wilson
        ------------------------------
     Name:   Stephen H. Wilson
          ----------------------------
     Title:  Managing Director
           ---------------------------

THE TRAVELERS INSURANCE COMPANY

By:      /s/ Robert M. Mills
   --------------------------------
Name:    Robert M. Mills
     ------------------------------
Title:   Investment Officer
      -----------------------------

THE TRAVELERS LIFE AND ANNUITY COMPANY

By:      /s/ Robert M. Mills
   ----------------------------------
Name:    Robert M. Mills
     --------------------------------
Title:   Investment Officer
      -------------------------------

PRINCIPAL LIFE INSURANCE COMPANY

By:      Principal Capital Management, LLC
         a Delaware limited liability company,
         its authorized signatory

By:               /s/ Jon C. Heiny
    -------------------------------------------
Its:              Jon C. Heiny, Counsel
    -------------------------------------------

By:               /s/ James C. Fifield
    -------------------------------------------
Its:              James C. Fifield, Counsel
    -------------------------------------------

FIRST ALLMERICA FINANCIAL LIFE
    INSURANCE COMPANY

By:      /s/ Michael F. Lannigan
   ------------------------------------
Name:    Michael F. Lannigan
     ----------------------------------
Title:   Assistant Treasurer
      ---------------------------------

HARTFORD LIFE AND ANNUITY
     INSURANCE COMPANY
     By:  Hartford Investment Services, Inc.,
     its Agent and Attorney-in-Fact

     By:      /s/ Betsy Roberts
        -------------------------------------
     Name:    Betsy Roberts
          -----------------------------------
     Title:   Senior Vice President
           ----------------------------------

NATIONWIDE LIFE INSURANCE
     COMPANY

By:      /s/ Mark W. Poeppelman
   -----------------------------------
Name:    Mark W. Poeppelman
     ---------------------------------
Title:   Associate Vice President
      --------------------------------

PACIFIC LIFE INSURANCE COMPANY

By:      /s/ Violet Osterberg
   ------------------------------------
Name:    Violet Osterberg
     ----------------------------------
Title:   Assistant Vice President
      ---------------------------------

By:      /s/ Cathy L. Schwartz
   ------------------------------------
Name:    Cathy L. Schwartz
     ----------------------------------
Title:   Assistant Secretary
      ---------------------------------

AMERICAN FAMILY LIFE INSURANCE
     COMPANY

By:      /s/ Phillip Hannifan
   ------------------------------------
Name:    Phillip Hannifan
     ----------------------------------
Title:   Investment Director
      ---------------------------------

CLARICA LIFE INSURANCE COMPANY--
     U.S.

By:      /s/ Constance L. Keller
   --------------------------------------------
Name:    Constance L. Keller
     ------------------------------------------
Title:   Executive Director, Private Placements
      -----------------------------------------

PHOENIX HOME LIFE MUTUAL
     INSURANCE CO.

By:      /s/ Christopher Wilkos
   -----------------------------------------
Name:    Christopher Wilkos
     ---------------------------------------

Title:   Vice President, Corporate Portfolio
      --------------------------------------
     Management Phoenix Home Life
     ---------------------------------------

                                                                      SCHEDULE A
                                                                      ----------

                       INFORMATION RELATING TO PURCHASERS

                                                           PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                NOTES TO BE PURCHASED
-----------------                                 -----------------------------------------------------
Allstate Life Insurance Company                      TRANCHE 1         TRANCHE 2         TRANCHE 3
                                                     ---------         ---------         ---------

                                                     $9,000,000        $7,000,000        $10,000,000
                                                                       $6,000,000        $3,000,000

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium in the format as follows:

                  BBK =    Harris Trust and Savings Bank
                           ABA #071000288
                  BNF =    Allstate Life Insurance Company
                           Collection Account #168-117-0
                  ORG =    Consolidated Stores Corporation
                  OBI =    DPP - 210149 B* 0
                           Payment Due Date (MM/DD/YY) - P _________ (Enter "P" and amount of principal being remitted, for example, P5000000) - I ________ (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

                  Allstate Insurance Company
                  Investment Operations - Private Placements
                  3075 Sanders Road, STE G4A
                  Northbrook, IL 60062-7127
                  Telephone:        (847) 402-2769
                  Telecopy:         (847) 326-5040

(3)      Securities to be delivered to:

                  Citibank, Federal Savings Bank
                  U.S. Custody & Employee Benefit Trust
                  500 W. Madison Street, Floor 6, Zone 4
                  Chicago, IL 60661-2591
                  Attention:        Pam Jost
                  For Allstate Life Insurance Company/ Safekeeping Account No. 846627

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:


                                   Schedule A

                  Allstate Life Insurance Company
                  Private Placements Department
                  3075 Sanders Road, STE G5B
                  Northbrook, IL 60062-7127
                  Telephone:        (847) 402-8922
                  Telecopy:         (847) 402-3092



Tax I.D. #:  36-2554642

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Transamerica Occidental Life Insurance Company                          TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                      $30,000,000

(1) All payments on account of the TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY shall be made by wire transfer of immediately available funds to:

                  Boston Safe Deposit Trust
                  ABA# - 011001234
                  Credit DDA Account #125261
                  Attn: MBS Income, cc1253
                  Custody account # TRAF1505252
                  FC TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY.

                  ADDITIONAL REQUIRED INFORMATION: Identify source and application of funds.

                  Include the following: Security/Issuer Description, CUSIP (if available), principal and interest.

(2)      Payment Advice and Original Note:

         All notice of and confirmation of PAYMENT information and the ORIGINAL note should be sent to the following address stating that the certificate is registered in the name of Transamerica Occidental Life Insurance Company.

                  AEGON USA Investment Management, Inc.
                  Attn: Angie Naslund
                  4333 Edgewood Road NE
                  Cedar Rapids, IA 52499-5113
                  Fax #: (319) 896-6843

(3)      Other Communication:

         All other communications including FINANCIAL STATEMENT/REPORTING and ALL CLOSING DOCUMENTS should be directed to:

                  AEGON USA Investment Management, Inc.
                  Attn:  Lizz Taylor--Private Placements
                  400 West Market Street
                  Louisville, KY 40202-5335
                  Fax #:  (502) 560-2030

                                   Schedule A

         AND

                  AEGON USA Investment Management, Inc.
                  Attn:  Director of Private Placements
                  4333 Edgewood Road NE
                  Cedar Rapids, IA 52499-5335
                  Fax #:  (319) 369-2666

         TWO sets of conformed closing documents to:

                  AEGON USA Investment Management, Inc.
                  Attn:  Lizz Taylor--Private Placements
                  400 West Market Street
                  Louisville, KY 40202-5335
                  Fax #:  (502) 560-2030

                  AEGON USA Investment Management, Inc.
                  Attn:  Director of Private Placements
                  4333 Edgewood Road NE
                  Cedar Rapids, IA 52499-5335
                  Fax #:  (319) 369-2666

                  Stites & Harbison, PLLC
                  AEGON Center
                  Attention: Mary Scott Herrington
                  400 West Market Street, Suite 1800
                  Louisville, KY  40202

Tax ID #:  95-1060502

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
GE Edison Life Insurance Company                                        TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                      $10,000,000

(1)      Notices:

         All notices and communications:

                  GE Financial Assurance
                  Account:  GE Edison Life Insurance Company
                  Two Union Square, 601 Union Street
                  Seattle, WA  98101
                  Attn:  (see below)

         - original note agreement, conformed copy of the note agreement, amendment requests, financial statements to be addressed as follows:

                  Attn:  Investment Dept., Private Placements

                  Telephone No: (206) 516-4954
                  Fax No:  (206) 516-4863

         - notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

                  Attn:  Investment Accounting

                  Telephone No.:  (206) 516-2871
                  Fax No.:  (206) 516-4740

(2)      Payments:

         All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

                  Bankers Trust Company
                  14 Wall Street
                  New York, NY  10005
                  SWIFT Code:       BKTR US 33
                  ABA #021001033

                                   Schedule A

                  Account Number  99-911-145

                  FCC #: 098620
                  Ref: security description, coupon, maturity, PPN #, identify principal or interest.

(3)      Physical Delivery of the Notes:

                  Bankers Trust Co.
                  14 Wall Street, 4th Floor
                  Mail Stop 4042, Window 61
                  New York, NY  10005
                  Acct #098620
                  Attn:  Lorraine Squires (212) 618-2200

(4)      Register In Nominee Name:          SALKELD & CO.

TAX ID #:         None (Foreign Company)

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
General Electric Capital Assurance Company                              TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                      $20,000,000

(1)      Notices:

         All notices and communications:

                  GE Financial Assurance
                  Account: General Electric Capital Assurance Company Two Union Square, 601 Union Street
                  Seattle, WA  98101
                  Attn:  (see below)

         - original note agreement, conformed copy of the note agreement, amendment requests, financial statements to be addressed as follows:

                  Attn:  Investment Dept., Private Placements

                  Telephone No: (206) 516-4954
                  Fax No:  (206) 516-4863

         - notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

                  Attn:  Investment Accounting

                  Telephone No.:  (206) 516-2871
                  Fax No.:  (206) 516-4740

(2)      Payments:

         All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

                  Bankers Trust Company
                  14 Wall Street
                  New York, NY  10005
                  SWIFT Code:       BKTR US 33
                  ABA #021001033

                                   Schedule A

                  Account Number  99-911-145

                  FCC #: 097833
                  Ref: security description, coupon, maturity, PPN #, identify principal or interest.

(3)      Physical Delivery of the Notes:

                  Bankers Trust Co.
                  14 Wall Street, 4th Floor
                  Mail Stop 4042, Window 61
                  New York, NY  10005
                  Acct #097833
                  Attn:  Lorraine Squires (212) 618-2200

(4)      Register In Nominee Name:          SALKELD & CO.

Tax ID #:  91-6027719

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Connecticut General Life Insurance Company                              TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
(notes registered in the name of CIG & Co.)                            $4,100,000
                                                                       $4,100,000
                                                                       $3,600,000
                                                                       $1,000,000
                                                                       $1,000,000
                                                                       $1,000,000
                                                                       $1,600,000

(1)      Payment on Account of Instruments

                  Federal Funds Wire Transfer

                  Chase NYC/CTR/
                  BNF= CIGNA Private Placements/ AC = 9009001802
                  ABA# 021000021

                  Accompanying Information:
                  OBI= [name of company; description of security; interest rate, maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)      Address for Notices Related to Payments

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Securities Processing S-309
                  900 Cottage Grove Road
                  Hartford, CT 06152-2309

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities S-307
                  Operations Group
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  860-726-7203

                  with a copy to:

                  Chase Manhattan Bank

                                   Schedule A

                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, NY 10081
                  Attention:  CIGNA Private Placements
                  Fax:  212-552-3107/1005

(3)               Address for all other Notices:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities S-307
                  Operations Group
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  860-726-7203


TAX ID #:  13-3574027

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Life Insurance Company of North America                                 TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
(notes registered in the name of CIG & Co.)                            $3,600,000

(1)      Payment on Account of Instruments

                  Federal Funds Wire Transfer

                  Chase NYC/CTR/
                  BNF= CIGNA Private Placements/ AC = 9009001802
                  ABA# 021000021

                  Accompanying Information:
                  OBI= [name of company; description of security; interest rate, maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)      Address for Notices Related to Payments

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Securities Processing S-309
                  900 Cottage Grove Road
                  Hartford, CT 06152-2309

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities S-307
                  Operations Group
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  860-726-7203

                  with a copy to:

                  Chase Manhattan Bank
                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, NY 10081
                  Attention:  CIGNA Private Placements
                  Fax:  212-552-3107/1005

                                   Schedule A

(3)               Address for all other Notices:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities S-307
                  Operations Group
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  860-726-7203


TAX ID #:  13-3574027

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
The Travelers Insurance Company                                         TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                       $19,000,000

(1)      Payment Instructions:

         All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

                  The Travelers Insurance Company - Consolidated Private
                         Placement Account No. 910-2-587434
                  The Chase Manhattan Bank, N.A.
                  One Chase Manhattan Plaza
                  New York, New York 10081
                  ABA No. 021000021

(2)      Notices:

         All notices with respect to payment should be directed to:

                  The Travelers Insurance Company
                  One Tower Square
                  Hartford, Connecticut 06183-2030
                  Attention:  Investment Group - Cashier 10 PB
                  Facsimile:  860-277-7941

         All other communications should be directed to:

                  The Travelers Insurance Company
                  One Tower Square
                  Hartford, Connecticut 06183-2030
                  Attention:  Investment Group - Private Placements 9 PB
                  Facsimile:  860-954-5243

(3)      Nominee Name:            TRAL & CO

Tax ID #:     06-0566090  (a Connecticut corporation)

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
The Travelers Life and Annuity Company                                  TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                       $1,000,000

(1)      Payment Instructions:

         All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

                  The Travelers Insurance Company - Consolidated Private
                        Placement Account No. 910-2-587434
                  The Chase Manhattan Bank, N.A.
                  One Chase Manhattan Plaza
                  New York, New York 10081
                  ABA No. 021000021

(2)      Notices:

         All notices with respect to payment should be directed to:

                  The Travelers Life and Annuity Company
                  One Tower Square
                  Hartford, Connecticut 06183-2030
                  Attention:  Investment Group - Cashier 10 PB
                  Facsimile:  860-277-7941

         All other communications should be directed to:

                  The Travelers Life and Annuity Company
                  One Tower Square
                  Hartford, Connecticut 06183-2030
                  Attention:  Investment Group - Private Placements 9 PB
                  Facsimile:  860-954-5243

(3)      Nominee Name:            TRAL & CO

Tax ID #:           06-0904249

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Principal Life Insurance Company                                        TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                       $10,000,000
                                                                        $2,500,000
                                                                        $1,000,000
                                                                          $500,000
                                                                          $500,000
                                                                          $500,000

(1) All notices with respect to the Notes to be made payable to Principal Life, except with respect to payment should be sent to:

                  Principal Capital Management, LLC
                  801 Grand Ave.
                  Des Moines, IA 50392-0800
                  ATTN:  Investment Department--Securities
                  Fax:  (515) 248-2490
                  Confirmation:  (515) 248-3495

(2) All notices with respect to payments on the Notes payable to Principal Life should be sent to:

                  Principal Capital Management, LLC
                  801 Grand Ave.
                  Des Moines, IA 50392-0960
                  ATTN:  Investment Accounting--Securities
                  Fax Number:  (515) 248-2643
                  Phone Confirmation:  (515) 247-0689

(3) All payments with respect to the Notes payable to Principal Life should be made by a wire transfer of immediately available funds to:

                  ABA No.:  073000228
                  Wells Fargo Bank Iowa, N.A.
                  7th and Walnut Streets
                  Des Moines, IA 50309
                  For credit to Principal Life Insurance Company
                  Account No.:  0000014752
                  OBI PFGSE (S) B00638440

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

                                   Schedule A

(4)      Upon closing, deliver the Notes to:

                  Principal Capital Management, LLC
                  801 Grand Avenue
                  Des Moines, IA 50392-0301
                  Attn.:  Jon Heiny, Esq.

TAX ID #:  42-0127290

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
First Allmerica Financial Life Insurance Company                        TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
440 Lincoln Street                                                     $10,000,000
Worcester, MA 01653
Telefacsimile:  (508) 852-6935

(1)      Payments

                  All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as to CUSIP#, issuer, coupon rate and due date and indicating that portion of each payment intended to comprise (i) principal, (ii) interest, and (iii) a premium or other payment, specifying each) to:

                  Bankers Trust Company
                  New York, NY 10005
                  ABA No. 021 001 033
                  Account No. 99-911-145 of Allmerica

                  For further credit to:
                  First Allmerica Financial Life Insurance Company Account No. 090232

(2)      Notices

                  All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

TAX ID #:  04-1867050

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Hartford Life and Annuity Insurance Company                             TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                      $10,000,000

(1)      All payments by wire transfer of immediately available funds to:

                  Chase Manhattan Bank
                  4 New York Plaza
                  New York, NY 10004
                  Bank ABA No. 021000021
                  Chase NYC/Cust

                  A/C # 900-9-000200 for F/C/T G06583-ILA

                  Attn: Bond Interest/Principal--Consolidated Stores Corporation Series 2001-A, Tranche 1 Notes, 7.87% Due 2005 PPN #_________
                  Prin $_________ Int $________

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

                  Hartford Investment Management Company
                  c/o      Portfolio Support
                  P.O. Box 1744
                  Hartford, CT 06144-1744
                  Telefacsimile:  (860) 297-8875/ 8876

(3)      All other communications:

                  Hartford Investment Management Company
                  c/o Investment Department--Private Placements
                  P.O. Box 1744
                  Hartford, CT 06144-1744
                  Telefacsimile:  9860) 297-8884

                                   Schedule A

(4)      Physical Delivery of Notes:

                  Chase Manhattan Bank
                  North America Insurance
                  3 MetroTech Center-- 6th Floor
                  Brooklyn, NY 11245
                  Attn:    Bettye Carrera
                  Custody Account Number:   G06583-ILA must appear on outside
                  of envelope


TAX ID #:         39-1052598

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Nationwide Life Insurance Company                                       TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                      $10,000,000

(1)      Send notices and communications to:

                  Nationwide Life Insurance Company
                  One Nationwide Plaza (1-33-07)
                  Columbus, Ohio 43215-2220
                  Attention:  Corporate Fixed-Income Securities

(2)      Wiring instructions

                  The Bank of New York
                  ABA #021-000-018
                  BNF:  IOC566
                  F/A/O Nationwide Life Insurance Company Acct#:  267829
                  Attn:  P& I Department
                  PPN#
                  Security Description

(3) All notices of payment on or in respect to the security should be sent to:

                  Nationwide Life Insurance Company
                  c/o The Bank of New York
                  P.O. Box 19266
                  Attn:  P& I Department
                  Newark, NJ 07195

                  With a copy to:

                  Nationwide Life Insurance Company
                  Attn:  Investment Accounting
                  One Nationwide Plaza (1-32-05)
                  Columbus, Ohio 43215-2220

                                   Schedule A

(4) The original note should be registered in the name of Nationwide Life insurance Company and delivered to:

                  The Bank of New York
                  One Wall Street
                  3rd Floor--Window A
                  New York, NY 10286
                  F/A/O Nationwide Life Insurance Co. Acct# 267829

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
American Family Life Insurance Company                                  TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
6000 American Parkway                                                  $5,500,000
Madison, WI 53783-0001
Attn:  Investment Division- Private Placements

(1)      Payments:

         All Payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and APPLICATION AMONG PRINCIPAL AND INTEREST OF THE PAYMENT BEING MADE. Payment shall be made to:

                  Firstar Bank Milwaukee, N.A
                  Account of Firstar Trust Company
                  ABA # 075000022
                  For Credit to Account #112-950-027
                  Trust Account 000018012500 for AFLIC-Traditional Portfolio
                  Attn: Donna Glidden (414) 765-6709
                  Credit for CUSIP #____________

(2)      Notices:

         All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, be addressed as first provided above.

(3)      Nominee name in which notes are to be registered:      BAND & Co.

(4)      Delivery of Notes:     Send special delivery by overnight carrier to:

                  Firstar Bank Milwaukee, N.A.
                  Securities Processing
                  Attn: Mark Niemiec
                  1555 North Rivercenter Drive
                  Suite 210
                  Milwaukee, WI  53212-3958

         In addition, a specimen copy of each Note should be sent to American Family Life Insurance Company as addressed above.

TAX ID #:  39-6040365

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
American Family Life Insurance Company                                  TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
6000 American Parkway                                                  $1,500,000
Madison, WI 53783-0001
Attn:  Investment Division- Private Placements

(1)      Payments:

         All Payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and APPLICATION AMONG PRINCIPAL AND INTEREST OF THE PAYMENT BEING MADE. Payment shall be made to:

                  Firstar Bank Milwaukee, N.A
                  Account of Firstar Trust Company
                  ABA # 075000022
                  For Credit to Account #112-950-027
                  Trust Account 000018012800 for Annuities Portfolio
                  Attn: Donna Glidden (414) 765-6709
                  Credit for CUSIP #____________

(2)      Notices:

         All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, be addressed as first provided above.

(3)      Nominee name in which notes are to be registered: BAND & Co.

(4)      Delivery of Notes:     Send special delivery by overnight carrier to:

                  Firstar Bank Milwaukee, N.A.
                  Securities Processing
                  Attn: Mark Niemiec
                  1555 North Rivercenter Drive
                  Suite 210
                  Milwaukee, WI  53212-3958

         In addition, a specimen copy of each Note should be sent to American Family Life Insurance Company as addressed above.

TAX ID #:  39-6040365

                                   Schedule A

                       INFORMATION RELATING TO PURCHASERS

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Pacific Life Insurance Company                                          TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                       $5,000,000
                                                                       $3,000,000

(1)      Delivery/Registration Instructions

                  Account Information:
                  Nominee Name:     Mac & Co.
                                    ---------


(2) Please include all information to ensure proper delivery of certificates and P & I. For Physical Delivery of Certificates:

                  Mellon Securities Trust Company
                  120 Broadway, 13th Floor
                  New York, NY  10271
                  Attn:             Robert Feraro  212.374.1918
                  A/C Name:         Pacific Life General Acct
                  A/C#:             PLCF1810132

         For Payment of Principal & Interest:

                  Federal Reserve Bank of Boston
                  ABA#     0110-0123-4/BOS SAFE DEP
                  DDA      125261
                  Attn:  MBS Income CC: 1253

                  A/C Name:         Pacific Life General Account/PLCF1810132

                  Regarding:        Security Description & PPN

(3) All notices of payments and written confirmations of such wire transfers to:

                  Mellon Trust

                  Attn:  Pacific Life Accounting Team
                  One Mellon Bank Center-Room 0930
                  Pittsburgh, PA  15258-0001
                  FAX# 412-236-7529

                  And

                                   Schedule A

                  Pacific Life Insurance Company
                  Attn: Securities Administration - Cash Team
                  700 Newport Center Drive
                  Newport Beach, CA  92660-6397

                  FAX# 949-640-4013

(4)      All other communications shall be addressed to:

                  Pacific Life Insurance Company
                  Attn: Securities Department
                  700 Newport Center Drive
                  Newport Beach, CA  92660-6397
                  FAX# 949-219-5406

TAX ID#: 95-1079000

                                   Schedule A

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Phoenix  Home Life Mutual Insurance Co.                                 TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                        ---------          ---------      ---------
                                                                        $2,000,000         $2,000,000     $2,000,000

(1)      For Principal and Interest Payments for Tranche 1 Note:

                  ABA               021 000 021
                  Bank:             Chase Manhattan Bank, N.A.
                  City, State       New York, NY
                  Acct. No.         900 9000 200
                  Acct. Name:       Income Processing
                  Reference:        G05689, Phoenix Home, PPN = (Pvt. Plcmt. #)
                                    OBI = (issuer name), Rate = (coupon), Due =
                                    (mat. date) INCLUDE Company name, principal and interest breakdown and premium, if any.

(2)      For Principal and Interest Payments for Tranche 2 Note:

                  ABA               021 000 021
                  Bank:             Chase Manhattan Bank, N.A.
                  City, State       New York, NY
                  Acct. No.         900 9000 200
                  Acct. Name:       Income Processing
                  Reference:        G05520, Phoenix Home, PPN = (Pvt. Plcmt. #)
                                    OBI = (issuer name), Rate = (coupon), Due =
                                    (mat. date) INCLUDE Company name, principal and interest breakdown and premium, if any.

(3)      For Principal and Interest Payments for Tranche 3 Note:

                  ABA               021 000 021
                  Bank:             Chase Manhattan Bank, N.A.
                  City, State       New York, NY
                  Acct. No.         900 9000 200
                  Acct. Name:       Income Processing
                  Reference:        G05123, Phoenix Home, PPN = (Pvt. Plcmt. #)
                                    OBI = (issuer name), Rate = (coupon), Due =
                                    (mat. date) INCLUDE Company name, principal and interest breakdown and premium, if any.

                                   Schedule A

(4)      Please send any correspondence and remittance reports to:

                  Phoenix Investment Partners
                  c/o Phoenix Home Life Mutual Insurance Co.
                  56 Prospect Street
                  Hartford, CT 06115
                  Attn:    Private Placement Dept.
                  Main fax:  860-403-7248


TAX ID #:  06-0493340

                                   Schedule A

                                                                            PRINCIPAL AMOUNT OF SERIES 2001-A
Name of Purchaser                                                                 NOTES TO BE PURCHASED
-----------------                                                  ----------------------------------------------------
Clarica Life Insurance Company--U.S.                                     TRANCHE 1          TRANCHE 2      TRANCHE 3
                                                                         ---------          ---------      ---------
c/o Clarica U.S., Inc.                                                  $3,000,000
13890 Bishop's Drive, Suite 300
Brookfield, WI 53005
Attention:  Connie Keller
Phone:  (262) 641-4022
Facsimile:  (262) 641-4055

(1) All payments on account of the Notes shall be made by wire or intrabank transfer of immediately available funds to:

                  ABA Routing Transit Number:        Wells Fargo Bank Minnesota, N.A.
                  *(field 3400)                      091000019
                  Beneficiary Account Number:        0000840245 (Must be 10 digits in length)
                  Beneficiary Account Name:          Trust Wire Clearing (Must be on line 2)
                  *(field 4200)
                  OBI                                FFC: I.C.         13326600  Consolidated
                                                     Stores Corp. PPN:
                  *(field 6000)                      P=       I=
                                                     End Balance=
                  *Federal Reserve Field Tag Numbers

(2)      All notices in respect of payment shall be delivered to:

                  Clarica Life Insurance Company-U.S.
                  c/o Clarica U.S. Inc.
                  Attn:  Kae Miller
                  13890 Bishop's Drive, Suite 300
                  Brookfield, WI  53005
                  Telephone:  (262) 641-4042
                  Facsimile:  (262) 641-4055

(3)      All other communications shall be delivered to:

                  Clarica Life Insurance Company-U.S.
                  c/o Clarica U.S. Inc.
                  Attn:  Kae Miller
                  13890 Bishop's Drive, Suite 300
                  Brookfield, WI  53005
                  Telephone:  (262) 641-4042
                  Facsimile:  (262) 641-4055

                                   Schedule A

(4) Name of Nominee in which Notes are to be issued: Clarica Life Insurance Company-U.S.

Taxpayer I.D. Number:  #45-0208990

                                   Schedule A

                                                                      SCHEDULE B
                                                                      ----------

                                  DEFINED TERMS
                                  -------------

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Parent or any Subsidiary, including the Company, or any corporation of which the Parent and its Subsidiaries, including the Company, beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Parent.

                  "BANK GUARANTY" means the Guaranty of the Subsidiary Guarantors of Indebtedness outstanding under the Credit Agreement, as such Guaranty or agreement may be amended, restated or otherwise modified, and any successors thereto.

                  "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York City are required or authorized to be closed.

                  "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "CLOSING" is defined in Section 3.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "COMPANY" means Consolidated Stores Corporation, an Ohio corporation.

                  "CONFIDENTIAL INFORMATION" is defined in Section 20.

                  "CONSOLIDATED INCOME ADJUSTMENT" means the amount to be added to Consolidated Net Income for each of the quarters listed below in the amount specified next to such quarter. Such adjustment principally reflects non-cash charges or credits resulting from


                                   Schedule B
discontinued operations. (The negative number listed below is to be subtracted from Consolidated Net Income.)

     Quarter Ending on or About Date
             Specified Below                               Adjustment
             ---------------                               ----------
              April 30, 2000                               $27,501,000
               July 31, 2000                               $71,956,000
             October 31, 2000                             $406,588,000
             January 31, 2001                             ($27,069,000)

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, the consolidated interest expense of the Parent and its Restricted Subsidiaries, including the Company, for such period determined in accordance with GAAP (including imputed interest under Capital Leases).

                  "CONSOLIDATED NET INCOME" means, for any period, the net income or loss of the Parent and its Restricted Subsidiaries, including the Company, for such period determined on a consolidated basis in accordance with GAAP (but in any event excluding extraordinary nonrecurring gains or losses), plus or minus (without duplication) the applicable Consolidated Income Adjustment for such period.

                  "CONSOLIDATED NET WORTH" means, as of any date, consolidated total stockholders' equity of the Parent and its Restricted Subsidiaries, including the Company, on such date, determined in accordance with GAAP.

                  "CONSOLIDATED RENTALS" means, for any period, the rentals of the Parent and its Restricted Subsidiaries, including the Company, for such period under all leases of real property having a remaining term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more, determined on a consolidated basis in accordance with GAAP, but excluding therefrom any payments of contingent rentals.

                  "CONSOLIDATED SENIOR DEBT" means, at any time, the sum of (i) all Senior Debt of the Parent and its Restricted Subsidiaries, including the Company, determined on a consolidated basis in accordance with GAAP, and (ii) the product of (A) Consolidated Rentals for the preceding 12 months times (B) four.

                  "CONSOLIDATED TOTAL ASSETS" means, as of any date, the assets and properties of the Parent and its Restricted Subsidiaries, including the Company, as of such date determined on a consolidated basis in accordance with GAAP.

                  "CREDIT AGREEMENT" means the Credit Agreement dated as of May 8, 2001 by and among the Company, the Guarantors party thereto, the Banks party thereto, National City Bank (as Administrative Agent, Lead Arranger and a Managing Agent), Fleet National Bank (as Syndication Agent and a Managing Agent), PNC Bank, National Association and First Union


                                   Schedule B

National Bank (as Documentation Agents and Managing Agents) and Bank of America, N.A., The Bank of New York and Firstar Bank, N.A. (as Other Managing Agents), as such agreement may be amended, modified, supplemented, refinanced or replaced from time to time.

                  "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "DEFAULT RATE" means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago, Illinois as its "base" or "prime" rate.

                  "DISPOSITION" is defined in Section 10.5.

                  "EBITDAR" means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv) Consolidated Rentals.

                  "ENVIRONMENTAL LAWS" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                  "EVENT OF DEFAULT" is defined in Section 11.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FIXED CHARGES" means, for any period, the sum of (i) Consolidated Rentals for such period under all leases other than Capital Leases and (ii) Consolidated Interest Expense for such period.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.


                                   Schedule B

                  "GOVERNMENTAL AUTHORITY" means

                  (a) the government of

                           (i) the United States of America or any state or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "GUARANTIES" is defined in Section 1.1.

                  "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage,


                                   Schedule B
handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

                  "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business, but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "INTERCREDITOR AGREEMENT" is defined in Section 4.12.

                  "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                                   Schedule B

                  "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

                  "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Parent and its Restricted Subsidiaries, including the Company, taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Parent and its Restricted Subsidiaries, including the Company, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of the Parent to perform its obligations under this Agreement and the Parent Guaranty, (d) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (e) the validity or enforceability of this Agreement, the Notes, the Parent Guaranty or the Subsidiary Guaranty.

                  "MEMORANDUM" is defined in Section 5.3.

                  "MIGRATION" means the change of the jurisdiction of incorporation of the Parent from the State of Delaware to the State of Ohio in a transaction involving a statutory merger or similar plan of acquisition that, pursuant to Rule 145(a)(2) under the Securities Act, does not constitute a transaction subject to the provisions of Rule 145.

                  "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "NEW YORK POTENTIAL TAX CLAIM" means the potential liability for taxes asserted by the New York State Department of Taxation and Finance against those Subsidiaries designated as Unrestricted Subsidiaries on Schedule
5.4 of this Agreement, as further described on Schedule B-1.

                  "NOTES" is defined in Section 1.1.

                  "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

                  "OTHER PURCHASERS" is defined in Section 2.

                  "PARENT" means Consolidated Stores Corporation, a Delaware corporation, and its successor in the Migration.

                  PARENT GUARANTY" is defined in Section 1.1.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.


                                   Schedule B

                  "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                  "PRIORITY DEBT" means, as of any date, the sum (without duplication) of (a) outstanding Indebtedness of a Restricted Subsidiary that is not a Subsidiary Guarantor (other than Indebtedness owed to the Company or another Restricted Subsidiary or Indebtedness of a Person that is not an Unrestricted Subsidiary outstanding at the time it becomes a Restricted Subsidiary) and (b) Indebtedness of the Company and any Restricted Subsidiary secured by Liens not otherwise permitted by Sections 10.4(a) through (i).

                  "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "PURCHASER" means each purchaser listed in Schedule A.

                  "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "REQUIRED HOLDERS" means, at any time, the holders of more than 50% in principal amount of the Series 2001-A Notes at the time outstanding (exclusive of Series 2001-A Notes then owned by the Company or any of its Affiliates).

                  "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

                  "RESTRICTED SUBSIDIARY" means the Company and any other Subsidiary (a) at least a majority of the voting securities of which are owned by the Parent and/or one or more Wholly Owned Restricted Subsidiaries and (b) that the Parent has not designated an Unrestricted Subsidiary.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SENIOR DEBT" means any Indebtedness other than Subordinated Debt.

                                   Schedule B

                  "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

                  "SERIES 2001-A NOTES" is defined in Section 1.2.

                  "SERIES 2001-A, TRANCHE 1, NOTES" is defined in Section 1.2.

                  "SERIES 2001-A, TRANCHE 2, NOTES" is defined in Section 1.2.

                  "SERIES 2001-A, TRANCHE 3, NOTES" is defined in Section 1.2.

                  "SOURCE" is defined in Section 6.2

                  "SUBORDINATED DEBT" means any Indebtedness of the Company that by its terms is subordinate in right of payment to the Notes in a manner reasonably satisfactory to the holders of the Series 2001-A Notes.

                  "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Parent.

                  "SUBSIDIARY GUARANTOR" is defined in Section 1.1.

                  "SUBSIDIARY GUARANTY" is defined in Section 1.1.

                  "SUPPLEMENT" is defined in Section 1.1.

                  "THIS AGREEMENT" OR "THE AGREEMENT" is defined in Section
17.3.

                  "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Parent (other than the Company) so designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

                  "WHOLLY OWNED SUBSIDIARY" or "WHOLLY OWNED RESTRICTED SUBSIDIARY" mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Parent and the Parent's other Wholly Owned Subsidiaries, including the Company, or Wholly Owned Restricted Subsidiaries, including

                                   Schedule B
the Company, or Wholly Owned Restricted Subsidiaries, including the Company, as the case may be, at such time.



                                   Schedule B

                                                                    SCHEDULE B-1
                                                                    ------------

                          NEW YORK POTENTIAL TAX CLAIM

         Fashion Barn, Inc., an Unrestricted Subsidiary, may be liable to the State of New York for gains tax arising from the resale of real estate in 1988. On or about June 29, 1995, an administrative law judge ruled that Fashion Barn, Inc. may be liable for $493,417.20 in gains tax, plus applicable interest and penalties, if any. The administrative law judge further ruled that the State of New York could only collect this potential liability from Fashion Barn, Inc. and no other entity or person, including Barn Acquisition Corporation and the Company. Fashion Barn, Inc. currently has no assets. As of 3/23/01, the purported tax with interest and penalty is $678,797. The Company is attempting to settle the dispute by offering the State of New York a partial payment.

                                  Schedule B-1

                                                                    SCHEDULE 4.9
                                                                    ------------

                         CHANGES IN CORPORATE STRUCTURE

Not Applicable

                                  Schedule 4.9

                                                                    SCHEDULE 5.3
                                                                    ------------

                              DISCLOSURE MATERIALS

Not Applicable

                                  Schedule 5.3

                                                                    SCHEDULE 5.4
                                                                    ------------

      RESTRICTED SUBSIDARIES OF THE COMPANY & OWNERSHIP OF SUBSIDARY STOCK

------------------------------------------------------------------------------------------------------------------------------------
Parent's Subsidiary or Affiliate     Domestic     Owner(s) / Member(s)    Percent of  Directors / Managers   Executive Officers
                                     Jurisdiction                         Ownership
------------------------------------------------------------------------------------------------------------------------------------
Consolidated Stores Corporation      OH           Parent                  81.27%      ?                      ?
                                                  --------------------------------------------------------
                                                  TRO, Inc.               18.73%
------------------------------------------------------------------------------------------------------------------------------------
Mac Frugal's Bargains -              DE           Parent                  100%        ?                      ?
Close-outs, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TRO, Inc.                            IL           Parent                  100%        ?                      ?

------------------------------------------------------------------------------------------------------------------------------------
Capital Retail Systems, Inc.         OH           Parent                  100%        ?                      ?

------------------------------------------------------------------------------------------------------------------------------------
PNS Stores, Inc.                     CA           Mac Frugal's Bargains - 100%        ?                      ?
                                                  Close-outs, Inc.
------------------------------------------------------------------------------------------------------------------------------------
West Coast Liquidators, Inc.         CA           Mac Frugal's Bargains - 100%        ?                      ?
                                                  Close-outs, Inc.
------------------------------------------------------------------------------------------------------------------------------------
C.S. Ross Company                    OH           Company                 100%        ?                      ?

------------------------------------------------------------------------------------------------------------------------------------
CSC Distribution, Inc.               AL           Company                 100%        ?                      ?

------------------------------------------------------------------------------------------------------------------------------------
Closeout Distribution, Inc.          PA           Company                 100%        ?                      ?

------------------------------------------------------------------------------------------------------------------------------------
Industrial Products of New England,  ME           Company                 100%        ?                      ?
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Tool and Supply Company of New       DE           Company                 100%        ?                      ?
England, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Midwestern Home Products, Inc.       DE           Company                 100%        ?                      ?
------------------------------------------------------------------------------------------------------------------------------------
Consolidated Property Holdings, Inc. NV           Company                 100%        Albert J. Bell         Albert J. Bell,
                                                                                      Charles W. Haubiel     President L. Michael
                                                                                      Jackie Smith           Watts, VP & Treasurer
                                                                                      John Brewer            Jackie Smith, Asst.
                                                                                      Charles Buckingham     Secretary Charles W.
                                                                                                             Haubiel II, VP & Secr.
------------------------------------------------------------------------------------------------------------------------------------
Great Basin LLC                      DE           Company                 100%        None                   ?
                                                                                      (member managed)
------------------------------------------------------------------------------------------------------------------------------------
Sonoran LLC                          DE           Company                 100%        None                   ?
                                                                                      (member managed)
------------------------------------------------------------------------------------------------------------------------------------
Sahara LLC                           DE           Company                 100%        None                   ?
                                                                                      (member managed)
------------------------------------------------------------------------------------------------------------------------------------
? = Directors for this entity are as follows:                       ? = Executive Officers for this entity are as follows:
    -----------------------------------------                       ------------------------------------------------------

MICHAEL J. POTTER                                                   MICHAEL J. POTTER, CHAIRMAN & CEO


         Albert J. Bell                                                         Albert J. Bell, Vice Chairman & CAO
         Charles W. Haubiel II                                                  Kent Larsson, Executive VP
                                                                                Donald Mierzwa, Executive VP
                                                                                Brad A. Waite, Executive VP
                                                                                Mark D. Shapiro, Senior VP and CFO
                                                                                Joe R. Cooper, VP and Treasurer
                                                                                Charles W.  Haubiel II, VP,  General
                                                                                Counsel & Secretary

                                  Schedule 5.4

  UNRESTRICTED SUBSIDARIES OF THE COMPANY & OWNERSHIP OF UNRESTRICTED SUBSIDARY
                                     STOCK

------------------------------------------------------------------------------------------------------------------------------------
Parent's Subsidiary or Affiliate           Domestic     Owner(s) / Member(s)                      Percent of  Directors /  Executive
                                           Jurisdiction                                           Ownership   Managers     Officers
------------------------------------------------------------------------------------------------------------------------------------
Midwestern Home Products Company, Ltd.     OH           Midwestern Home Products, Inc.            100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Barn Acquisition Corporation               DE           Industrial Products of New England, Inc.  100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
SS Investments Corporation                 DE           Industrial Products of New England, Inc.  100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn, Inc.                         NY           Barn Acquisition Corporation              100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of New Jersey, Inc.           NJ           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Florida, Inc.              FL           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Indiana, Inc.              IN           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Pennsylvania, Inc.         PA           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Oklahoma, Inc.             OK           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Texas, Inc.                TX           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Ohio, Inc.                 OH           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Vermont, Inc.              VT           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Virginia, Inc.             VA           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of South Carolina, Inc.       SC           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of North Carolina, Inc.       NC           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of West Virginia, Inc.        WV           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Missouri, Inc.             MO           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn of Georgia, Inc.              GA           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Outlets Corp.                      NY           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Bonanza, Inc.                      NY           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Rogers Fashion Industries, Inc.            NY           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Rogers Fashion Industries, Inc.            NJ           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Saddle Brook Distribution, Inc.            NY           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Saddle Brook Distribution, Inc.            NJ           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
DTS, Inc.                                  NY           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
DTS, Inc.                                  TN           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
Fashion Barn, Inc.                         MA           Fashion Barn, Inc., a New York corp.      100%        ?            ?
------------------------------------------------------------------------------------------------------------------------------------
? = Directors for this entity are as follows:  ? = Executive Officers for this entity are as follows:
    ----------------------------------------       -------------------------------------------------
Michael J. Potter                              Michael J. Potter, Chairman & CEO        Albert J. Bell, Vice Chairman & CAO
Albert J. Bell                                 Kent Larsson, Executive VP               Donald Mierzwa, Executive VP
Charles W. Haubiel II                          Brad A. Waite, Executive VP              Mark D.  Shapiro,  Senior VP and CFO
                                               Joe R. Cooper, VP and Treasurer
                                               Charles W. Haubiel II, VP, General Counsel
                                               & Secretary

                                  Schedule 5.4

                                                                    Schedule 5.5
                                                                    ------------

                              FINANCIAL STATEMENTS

- Income Statement Summary and Discussion, as contained in the Memorandum dated April 2001.

- Balance Sheet Summary and Discussion, as contained in the Memorandum dated April 2001.

- Cash Flow Summary and Discussion, as contained in the Memorandum dated April 2001.

- Calculation of Compliance with Proposed Financial Covenants, as contained in the Memorandum dated April 2001.

-  Annual Report for fiscal 2000.

-  10-K for fiscal year ended January 29, 2000.

-  Earnings Press Release for fiscal quarter ended February 3, 2001.

-  Annual Financial Reports for fiscal years 1996-1999.

                                  Schedule 5.5

                                                                    SCHEDULE 5.8
                                                                    ------------

                               CERTAIN LITIGATION

Not Applicable

                                  Schedule 5.8

                                                                   SCHEDULE 5.11
                                                                   -------------

                             LICENSES, PERMITS, ETC.

Not Applicable

                                  Schedule 5.11

                                                                   SCHEDULE 5.14
                                                                   -------------

                                 USE OF PROCEEDS

         Proceeds of the sale of the Series 2001-A Notes will be used to repay the Company's existing Indebtedness under the existing credit agreement, dated May 15, 1998, as amended, with PNC Bank National Association as Arranger and Documentation Agent. Said Indebtedness is expected to be approximately $327,000,000 at Closing.

                                  Schedule 5.14

                                                                   SCHEDULE 5.15
                                                                   -------------

                              EXISTING INDEBTEDNESS

         As of February 3, 2001, the Company's Indebtedness under the existing credit agreement, dated May 15, 1998, as amended, with PNC Bank National Association as Arranger and Documentation Agent was approximately $268,000,000. Said Indebtedness is expected to be approximately $327,000,000 at Closing.

                                  Schedule 5.15

                                                                   SCHEDULE 10.4
                                                                   -------------

                                 EXISTING LIENS

Not Applicable

                                  Schedule 10.4

                                                                  EXHIBIT 1.1(a)
                                                                  --------------

                              [FORM OF SENIOR NOTE]

                         CONSOLIDATED STORES CORPORATION

            [____]% SENIOR NOTE, SERIES [___], DUE [__________, ____]

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, CONSOLIDATED STORES CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, promises to pay to [ ], or registered assigns, the principal sum of $[ ] on [ ], [ ], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [____]% per annum from the date hereof, payable semiannually, on [______] [____] and [______][____] in each year, commencing with the [______] [____] or [______] [____] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [_____]% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement dated as of May 1, 2001 [and a Supplement thereto dated as of [ ], [ ]](as from time to time further amended and supplemented, the "Note Purchase Agreement"), among Consolidated Stores Corporation, a Delaware corporation (the "Parent"), the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a


                                 Exhibit 1.1(a)
written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  [The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.] This
Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of Guaranties dated as of May 1, 2001 of the Parent and certain Subsidiaries of the Company(1).

                  This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                 CONSOLIDATED STORES CORPORATION


                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

---------

(1) This paragraph must be modified at such time as there are no Subsidiary Guarantors.

                                 Exhibit 1.1(a)

                                                                  EXHIBIT 1.1(b)
                                                                  --------------

                                 PARENT GUARANTY

         THIS GUARANTY (this "Guaranty") dated as of May 1, 2001 is made by CONSOLIDATED STORES CORPORATION, a Delaware corporation (the "Guarantor"), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                                W I T N E S S E T H:
                                - - - - - - - - - -

         WHEREAS, CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Company"), the Guarantor and the initial Holders have entered into a Note Purchase Agreement dated as of May 1, 2001 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Purchase Agreement");

         WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of up to $300,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement) in series;

         WHEREAS, the Company is a Wholly Owned Subsidiary of the Guarantor and the Guarantor will derive substantial benefits from the purchase by the Holders of the Company's Notes;

         WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that the Guarantor shall have executed and delivered this Guaranty to the Holders and it is and will be a condition to the sale of subsequent series of the Notes that this Guaranty run in favor of the holders of such subsequent series of Notes; and

         WHEREAS, the Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantor, and of the purchase of the Company's Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Guarantor makes this Guaranty as follows:

         SECTION 1. DEFINITIONS. Any capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Note Purchase Agreement.

                                 Exhibit 1.1(b)

         SECTION 2. GUARANTY. The Guarantor unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "Note Documents" and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "Obligations"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, the Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. The Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel.

         SECTION 3. GUARANTOR'S OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of the Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim the Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or the Company shall have any knowledge or notice thereof), including:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to the Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                                 Exhibit 1.1(b)

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, the Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or the Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or the Guarantor to any other person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and the Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

                  (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

                                 Exhibit 1.1(b)

Notwithstanding any other provision contained in this Guaranty, the Guarantor's liability with respect to the principal amount of the Notes shall be no greater than the liability of the Company with respect thereto.

         SECTION 4. FULL RECOURSE OBLIGATIONS. The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. WAIVER. The Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in
Section 3, (b) notice to the Guarantor of the incurrence of any of the Obligations, notice to the Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against the Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders,
(f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

         SECTION 6. SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY. Until one year and one day after all Obligations have been indefeasibly paid in full, the Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, the Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Holders (duly endorsed by the Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

                                 Exhibit 1.1(b)

         SECTION 7. EFFECT OF BANKRUPTCY PROCEEDINGS, ETC. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by the Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and the Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. TERM OF AGREEMENT. This Guaranty and all guaranties, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of the Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. NOTICES. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed to the Guarantor or any Holder at the address set forth in the Note Purchase Agreement, or in each case at such other address as the Guarantor or any Holder shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

         SECTION 10. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

         SECTION 11. SUBMISSION TO JURISDICTION. The Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. The Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address specified in or designated pursuant to the Note Purchase Agreement. The

                                 Exhibit 1.1(b)

Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it.

         SECTION 12. MISCELLANEOUS. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, the Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

                                 Exhibit 1.1(b)

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

                                        CONSOLIDATED STORES CORPORATION,
                                        a Delaware corporation

                                        By:  ______________________________
                                        Name:  ____________________________
                                        Title:  ___________________________

                                 Exhibit 1.1(b)

                                                                  EXHIBIT 1.1(c)
                                                                  --------------

                               SUBSIDIARY GUARANTY

         THIS GUARANTY (this "Guaranty") dated as of May 1, 2001 is made by the undersigned (each, a "Guarantor"), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                                W I T N E S S E T H:
                                - - - - - - - - - -

         WHEREAS, CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Company"), Consolidated Stores Corporation, a Delaware corporation and the parent of the Company (the "Parent"), and the initial Holders have entered into a Note Purchase Agreement dated as of May 1, 2001 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Purchase Agreement");

         WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of up to $300,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement) in series;

         WHEREAS, each Guarantor is a Subsidiary of the Parent and will derive substantial benefits from the purchase by the Holders of the Company's Notes;

         WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders and it is and will be a condition to the sale of subsequent series of the Notes that this Guaranty run in favor of the holders of such subsequent series of Notes; and

         WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantors, and of the purchase of the Company's Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

         SECTION 1. DEFINITIONS. Any capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Note Purchase Agreement.

                                 Exhibit 1.1(c)

         SECTION 2. GUARANTY. Each Guarantor unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "Note Documents" and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "Obligations"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

         SECTION 3. GUARANTOR'S OBLIGATIONS UNCONDITIONAL. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

                                 Exhibit 1.1(c)

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

                                 Exhibit 1.1(c)

                  (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Notwithstanding any other provision contained in this Guaranty, each Guarantor's liability with respect to the principal amount of the Notes shall be no greater than the liability of the Company with respect thereto.

         SECTION 4. FULL RECOURSE OBLIGATIONS. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. WAIVER. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in
Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or such Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders,
(f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

         SECTION 6. SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be

                                 Exhibit 1.1(c)
turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

         SECTION 7. EFFECT OF BANKRUPTCY PROCEEDINGS, ETC. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. TERM OF AGREEMENT. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to each Holder that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting

                                 Exhibit 1.1(c)
         the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                  (h) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         SECTION 10. NOTICES. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company's address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

         SECTION 11. SURVIVAL. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf
                                       6

                                 Exhibit 1.1(c)
hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

         SECTION 12. SUBMISSION TO JURISDICTION. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

         SECTION 13. MISCELLANEOUS. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

                                 Exhibit 1.1(c)

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

                                             [INSERT GUARANTOR SIGNATURE BLOCKS]


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                 Exhibit 1.1(c)

                     FORM OF JOINDER TO SUBSIDIARY GUARANTY

         The undersigned (the "Guarantor"), joins in the Subsidiary Guaranty dated as of May 1, 2001 from the Guarantors named therein in favor of the Purchasers, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Purchasers that:

                  (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of the Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantor and its Subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

                                 Exhibit 1.1(c)

                  (h) the Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of the Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) the Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) the Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Subsidiary Guaranty.

                  IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of __________, ____.

                                              [Name of Guarantor]


                                              By: ______________________________
                                              Name: ____________________________
                                              Title: ___________________________

                                 Exhibit 1.1(c)

                                                                  EXHIBIT 1.1(d)
                                                                  --------------

                              [FORM OF SUPPLEMENT]

                      SUPPLEMENT TO NOTE PURCHASE AGREEMENT

         THIS SUPPLEMENT is entered into as of [ ], [ ] (this "Supplement") between CONSOLIDATED STORES CORPORATION, an Ohio corporation (the "Company"), CONSOLIDATED STORES CORPORATION, a Delaware corporation (the "Parent") and the Purchasers listed in the attached Schedule A (the "Purchasers").

                                 R E C I T A L S
                                 ---------------

         A. The Parent and the Company have entered into a Note Purchase Agreement dated as of May 1, 2001 with the purchasers listed in Schedule A thereto [and one or more supplements or amendments thereto] (as heretofore amended and supplemented, the "Note Purchase Agreement"); and

         B. The Company desires to issue and sell, and the Purchasers desire to purchase, an additional series of Notes (as defined in the Note Purchase Agreement) pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;

         NOW, THEREFORE, the Parent, the Company and the Purchasers agree as follows:

         1. AUTHORIZATION OF THE NEW SERIES OF NOTES. The Company has authorized the issue and sale of $[ ] aggregate principal amount of Notes to be designated as its [__]% Senior Notes, Series [ ], due [ ], [ ] (the "Series [ ] Notes", such term to include any such Notes issued in substitution therefor pursuant to
Section 13 of the Note Purchase Agreement). The Series [ ] Notes shall be substantially in the form set out in Exhibit 1 to this Supplement, with such changes therefrom, if any, as may be approved by you and the Company.

         2. SALE AND PURCHASE OF SERIES [ ] NOTES. Subject to the terms and conditions of this Supplement and the Note Purchase Agreement, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series [ ] Notes in the principal amount specified opposite their respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.


                                   Schedule A

         3. CLOSING. The sale and purchase of the Series [ ] Notes to be purchased by the Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on [ ], [ ] or on such other Business Day thereafter on or prior to [ ], [ ] as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Series [ ] Notes to be purchased by it in the form of a single Note (or such greater number of Series [ ] Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________] at [_________________] Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If at the Closing the Company shall fail to tender such Series [ ] Notes to a Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 of the Note Purchase Agreement, as modified or expanded by Section 4 hereof, shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

         4. CONDITIONS TO CLOSING. Each Purchasers obligation to purchase and pay for the Series [ ] Notes to be sold to it at the Closing is subject to the fulfillment to its satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:

            [Set forth any modifications and additional conditions.]

         5. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE COMPANY. Each of the Parent and the Company represents and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Purchasers hereunder, all references to "this Agreement" shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, and all references to "Notes" therein shall be deemed to include the Series [ ] Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached
Schedule 5.

         6. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser confirms to the Parent and the Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser.

         7. MANDATORY PREPAYMENT OF THE SERIES [ ] NOTES. [The Series [ ] Notes are not subject to mandatory prepayment by the Company.] [On [ ], [ ] and on each [ ] thereafter to and including [ ], [ ] the Company will prepay $[ ] principal amount (or such lesser principal amount as shall then be outstanding) of the Series [ ] Notes at par and without payment of the Make-Whole Amount or any premium.]

                                 Exhibit 1.1(d)

         8. APPLICABILITY OF NOTE PURCHASE AGREEMENT. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series [ ] Notes as if expressly set forth in this Supplement.

         IN WITNESS WHEREOF, the Parent, the Company and the Purchasers have caused this Supplement to be executed and delivered as of the date set forth above.

                                        CONSOLIDATED STORES CORPORATION,
                                             an Ohio Corporation

                                        By: ____________________________
                                        Name: __________________________
                                        Title: _________________________

                                        CONSOLIDATED STORES CORPORATION,
                                             a Delaware Corporation

                                        By: ____________________________
                                        Name: __________________________
                                        Title: _________________________

[ADD PURCHASER SIGNATURE BLOCKS]

                                 Exhibit 1.1(d)

                                                                      Schedule A
                                                                   to Supplement
                                                                   -------------

                       INFORMATION RELATING TO PURCHASERS

                                                     Principal Amount of Series
Name and Address of Purchaser                       [    ] Notes to be Purchased
-----------------------------                       ----------------------------


[NAME OF PURCHASER]                                           $

  (1)    All payments by wire transfer
                  of immediately available
                  funds to:



                  with sufficient information
                  to identify the source and
                  application of such funds.

  (2)    All notices of payments and
                  written confirmations of such
                  wire transfers:

  (3)    All other communications:

                                 Exhibit 1.1(d)

                                                                      Schedule 5
                                                                   to Supplement
                                                                   -------------

                          EXCEPTIONS TO REPRESENTATIONS
                                 AND WARRANTIES

                                 Exhibit 1.1(d)

                                                                    Exhibit 1 to
                                                                      Supplement
                                                                      ----------

                           [FORM OF SERIES [   ] NOTE]

                                 Exhibit 1.1(d)

                                                                  EXHIBIT 1.2(a)
                                                                  --------------

                    [FORM OF SERIES 2001-A, TRANCHE 1, NOTE]


                         CONSOLIDATED STORES CORPORATION

                        7.87% Senior Note, Series 2001-A,
                           Tranche 1, due May 15, 2005

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, CONSOLIDATED STORES CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, promises to pay to [ ], or registered assigns, the principal sum of $[ ] on May 15, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.87% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing with the May 15 or November 15 next succeeding the date hereof (except that no interest payment shall be made on May 15, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.87% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of May 1, 2001 as from time to time amended and supplemented, the "Note Purchase Agreement"), among Consolidated Stores Corporation, a Delaware corporation (the "Parent"), the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.


                                 Exhibit 1.2(a)

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of Guaranties dated as of May 1, 2001 of the Parent and certain Subsidiaries of the Company(1).

                  This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                 CONSOLIDATED STORES CORPORATION


                                                 By: ___________________________
                                                 Title: ________________________
                                                 Name: _________________________

------------
(1) This paragraph must be modified at such time as there are no Subsidiary Guarantors.

                                 Exhibit 1.2(a)

                                                                  EXHIBIT 1.2(b)
                                                                  --------------

                    [FORM OF SERIES 2001-A, TRANCHE 2, NOTE]


                         CONSOLIDATED STORES CORPORATION

                        7.97% Senior Note, Series 2001-A,
                           Tranche 2, due May 15, 2006

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, CONSOLIDATED STORES CORPORATION (herein called the "Company"), a corporation organized and existing
under the laws of the State of Ohio, promises to pay to [     ], or registered
assigns, the principal sum of $[     ] on May 15, 2006, with interest (computed
on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.97% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing with the May 15 or November 15 next succeeding the date hereof (except that no interest payment shall be made on May 15, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.97% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of May 1, 2001 as from time to time amended and supplemented, the "Note Purchase Agreement"), among Consolidated Stores Corporation, a Delaware corporation (the "Parent"), the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.


                                 Exhibit 1.2(b)

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of Guaranties dated as of May 1, 2001 of the Parent and certain Subsidiaries of the Company(1).

                  This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                 CONSOLIDATED STORES CORPORATION


                                                 By: ___________________________
                                                 Title: ________________________
                                                 Name: _________________________

------------
(1) This paragraph must be modified at such time as there are no Subsidiary Guarantors.

                                 Exhibit 1.2(b)

                                                                  EXHIBIT 1.2(c)
                                                                  --------------

                    [FORM OF SERIES 2001-A, TRANCHE 3, NOTE]


                         CONSOLIDATED STORES CORPORATION

                        8.07% Senior Note, Series 2001-A,
                           Tranche 3, due May 15, 2007

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, CONSOLIDATED STORES CORPORATION (herein called the "Company"), a corporation organized and existing
under the laws of the State of Ohio, promises to pay to [     ], or registered
assigns, the principal sum of $[     ] on May 15, 2007, with interest (computed
on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.07% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing with the May 15 or November 15 next succeeding the date hereof (except that no interest payment shall be made on May 15, 2001), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.07% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

                  This Note is one of a series of Notes (herein called the "Notes") issued pursuant to a Note Purchase Agreement, dated as of May 1, 2001 as from time to time amended and supplemented, the "Note Purchase Agreement"), among Consolidated Stores Corporation, a Delaware corporation (the "Parent"), the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

                                 Exhibit 1.2(c)

                  This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of Guaranties dated as of May 1, 2001 of the Parent and certain Subsidiaries of the Company(1).

                  This Note will be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                                 CONSOLIDATED STORES CORPORATION


                                                 By: ___________________________
                                                 Title: ________________________
                                                 Name: _________________________

------------
(1) This paragraph must be modified at such time as there are no Subsidiary Guarantors.

                                 Exhibit 1.2(c)

                                                                  EXHIBIT 4.4(a)

                           FORM OF OPINION OF COUNSEL
                                 TO THE COMPANY

         The opinions of Vorys, Sater, Seymour and Pease LLP, counsel to the Parent and the Company, and Charles W. Haubiel II, General Counsel of the Parent, the Company and the Subsidiary Guarantors, shall be to the effect that:

         1. Each of the Parent, the Company and each Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, and, in the case of the Company, to enter into and perform the Note Purchase Agreement and to issue and sell the Series 2001-A Notes, in the case of the Parent, to enter into and perform the Note Purchase Agreement and the Parent Guaranty, and, in the case of each Subsidiary Guarantor, to enter into and perform the Subsidiary Guaranty.

         2. The Note Purchase Agreement and the Series 2001-A Notes have been duly authorized by proper corporate action on the part of the Company, and, in the case of the Agreement, by the Parent, have been duly executed and delivered by an authorized officer of the Company or the Parent, as the case may be, and constitute the legal, valid and binding agreements of the Company and the Parent, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Guaranties have been duly authorized by proper corporate action on the part of the Parent or each Subsidiary Guarantor, as the case may be, have been duly executed and delivered by an authorized officer of the Parent or each such Subsidiary Guarantor, as the case may be, and constitute the legal, valid and binding obligation of the Parent and each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. An Ohio court, or a federal court sitting in Ohio, would honor the choice of Illinois law to govern the Note Purchase Agreement, the Series 2001-A Notes and the Guaranties.

         5. Based on the representations set forth in the Agreement, the offering, sale and delivery of the Series 2001-A Notes and delivery of the Guaranties do not require the registration of the Series 2001-A Notes or the Guaranties under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                                 Exhibit 4.4(a)

         6. No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Parent or the Company of the Note Purchase Agreement or the offering, issuance and sale by the Company of the Series 2001-A Notes, and no authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by the Parent or any Subsidiary Guarantor of the Guaranties.

         7. The issuance and sale of the Series 2001-A Notes by the Company, the performance by the Company of the terms and conditions of the Series 2001-A Notes and by the Parent and the Company of the Note Purchase Agreement and the execution and delivery by the Parent and the Company of the Note Purchase Agreement do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Parent or any Subsidiary, including the Company, pursuant to the provisions of (i) the certificate or articles of incorporation, bylaws or code of regulations of the Parent or any Subsidiary, including the Company,, (ii) any loan agreement known to such counsel to which the Parent or any Subsidiary, including the Company, is a party or by which any of them or their property is bound, (iii) any other Material agreement or instrument known to such counsel to which the Parent or any Subsidiary, including the Company, is a party or by which any of them or their property is bound, (iv) any law (including usury laws) or regulation applicable to the Parent or the Company, or (v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Parent or the Company.

         8. The execution, delivery and performance of the Guaranties will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Parent or any Subsidiary Guarantor pursuant to the provisions of (i) its certificate or articles of incorporation or by-laws, (ii) any loan agreement known to such counsel to which the Parent or any Subsidiary Guarantor is a party or by which it or its property is bound, (iii) any other agreement or instrument known to such counsel to which the Parent or any Subsidiary Guarantor is a party or by which it or its property is bound, (iv) any law or regulation applicable to the Parent or any Subsidiary Guarantor, or
(v) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Parent or any Subsidiary Guarantor.

         9. Except as disclosed in Section 5.8 to the Note Purchase Agreement, to such counsel's knowledge there are no actions, suits or proceedings pending, or threatened against, or affecting the Parent, the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

         10. None of the Parent or Company nor any other Subsidiary is (i) a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," as such

                                 Exhibit 4.4(a)
terms are defined in the Public Utility Holding Company Act of 1935, as amended,
(ii) a "public utility" as defined in the Federal Power Act, as amended, or
(iii) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         11. The issuance of the Series 2001-A Notes and the intended use of the proceeds of the sale of the Series 2001-A Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinion of Vorys, Sater, Seymour and Pease LLP shall state that Gardner, Carton & Douglas may rely on its opinion to the extent set forth in such counsel's opinion and shall cover such other matters relating to the sale of the Series 2001-A Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Parent and the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America, the laws of the State of Ohio or the Delaware General Corporation Law, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. For purposes of their opinion as to enforceability in paragraphs 2 and 3, Vorys, Sater, Seymour and Pease LLP may assume that Illinois law is substantially identical to Ohio law.

                                 Exhibit 4.4(a)

                                                                  EXHIBIT 4.4(b)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The opinion of Gardner, Carton & Douglas, special counsel to the Purchasers, shall be to the effect that:

         1. Each of the Parent and the Company is a corporation organized and validly existing in good standing under the laws of its state of incorporation, with requisite corporate power and authority to enter into the Agreement and to issue and sell the Series 2001-A Notes in the case of the Company and to enter into the Agreement and the Parent Guaranty in the case of the Parent.

         2. The Note Purchase Agreement and the Series 2001-A Notes have been duly authorized by proper corporate action on the part of the Company, and, in the case of the Agreement, by the Parent, have been duly executed and delivered by an authorized officer of the Company and the Parent, and constitute the legal, valid and binding agreements of the Company and the Parent, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The Guaranties constitute the legal, valid and binding obligation of the Parent and each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Series 2001-A Notes and the execution and delivery of the Guaranties do not require the registration of the Series 2001-A Notes or the Guaranties under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         5. The issuance and sale of the Series 2001-A Notes and compliance with the terms and provisions of the Series 2001-A Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

         6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is necessary in connection with the execution and delivery of the Agreement or the Series 2001-A Notes.

                                 Exhibit 4.4(b)

Gardner, Carton & Douglas may rely (i) as to matters of Ohio law, (ii) as to the corporate power of the Company, the due authorization, execution and delivery by the Company of the Agreement and the Notes and the binding nature of the Agreement and the Notes on the Company and (iii) as to the due authorization, execution and delivery by each Subsidiary Guarantor of the Subsidiary Guaranty and as to its binding nature on each such Subsidiary Guaranty, upon the opinion of Vorys, Sater, Seymour and Pease LLP. The opinion of Gardner, Carton & Douglas also shall state that the opinion Vorys, Sater, Seymour and Pease LLP, counsel for the Parent and the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in its opinion, it and the Purchasers are justified in relying thereon and shall cover such other matters relating to the sale of the Series 2001-A Notes as the Purchasers may reasonably request.

CH01/12141260.13

                                       2

                                 Exhibit 4.4(b)